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                                                                   Exhibit 3.100

                                 STATE OF MAINE

                                     [LOGO]

                      DEPARTMENT OF THE SECRETARY OF STATE

     I, THE SECRETARY OF STATE OF MAINE, CERTIFY that according to the provisions of the Constitution and Laws of the State of Maine, the Department of the Secretary of State is the legal custodian of the Great Seal of the State of Maine which is hereunto affixed and that the paper to which this is attached is a true copy from the records of this Department.

                                        IN TESTIMONY WHEREOF, I have caused the
                                        Great Seal of the State of Maine to be
                                        hereunto affixed. Given under my hand at Augusta Maine, June 17, 2002.

                                                   /s/ Dan Gwadosky
                                        ----------------------------------------
                                                    DAN GWADOSKY
                                                  SECRETARY OF STATE

[SEAL]


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                                                                   MAINE
                                                             SECRETARY OF STATE
                                                                   FILED

File No.  860013LP                                              May 20 1986
Fee Paid  $ 25.00
C.B.        ---                                               /s/ [ILLEGIBLE]
Date      5-20-86                                            ------------------
               73                                             Secretary of State
                                                                    AGENT


                      ------------------------------------

                           FIRST AMENDED AND RESTATED

                          AGREEMENT AND CERTIFICATE OF

                               LIMITED PARTNERSHIP

                                       OF

                             PERC MANAGEMENT COMPANY

                      ------------------------------------


                            Dated as of May 14, 1986

                                TABLE OF CONTENTS

ARTICLE                              Title                                   Page
-------                              -----                                   ----
          Preliminary Statement................................................ 1

1.        DEFINITIONS.......................................................... 2

1.1       Affiliate............................................................ 2
1.2       Associate............................................................ 2
1.3       Bankruptcy........................................................... 2
1.4       Capital Account...................................................... 2
1.5       Capital Contributions................................................ 2
1.6       Capital Contribution Account......................................... 3
1.7       Code................................................................. 3
1.8       Completion Date...................................................... 3
1.9       Consent.............................................................. 3
1.10      Credit Agreement......................................................3
1.11      Development Fee...................................................... 3
1.12      Disposition.......................................................... 3
1.13      Dissolution Event.................................................... 3
1.14      Fiscal Year.......................................................... 3
1.15      GAAP................................................................. 4
1.16      General Partner...................................................... 4
1.17      Independent Accountant............................................... 4
1.18      In-Service Date...................................................... 4
1.19      Limited Partner...................................................... 4
1.20      Liquidator........................................................... 4
1.21      Management Fee....................................................... 4
1.22      Net Cash Flow........................................................ 4
1.23      Net Sale or Refinancing Proceeds..................................... 5
1.24      Partner Loan......................................................... 5
1.25      Partners............................................................. 5
1.26      Partnership.......................................................... 5
1.27      Partnership Act...................................................... 5
1.28      Partnership Capital Contribution Account............................. 6
1.29      PERC................................................................. 6
1.30      PERC Partnership Agreement........................................... 6
1.31      Person............................................................... 6
1.32      Project.............................................................. 6
1.33      Securities Act....................................................... 6
1.34      Service.............................................................. 6
1.35      Subordinated Loan.................................................... 6
1.36      Substitute Limited Partner........................................... 6
1.37      Transfer............................................................. 6
1.38      Transferee........................................................... 6
1.39      Transferor........................................................... 7

ARTICLE                              Title                                   Page
-------                              -----                                   ----
1.40      Withdrawing Limited Partner.......................................... 7

2.        THE PARTNERSHIP AND ITS BUSINESS..................................... 7

2.1       Continuation......................................................... 7
2.2       Name of Partnership.................................................. 7
2.3       Address of Partnership............................................... 7
2.4       Purpose.............................................................. 7
2.5       Term................................................................. 8
2.6       Place of Business.................................................... 8
2.7       Development Fee...................................................... 8
2.8       Residence of the Partners............................................ 8

3.        INVESTMENT OBLIGATIONS............................................... 9

3.1       Initial Capital Contributions........................................ 9
3.2       Partner Loans........................................................ 9
3.3       Additional Capital Contributions.....................................10
3.4       No Interest on Capital...............................................10
3.5       Capital Withdrawals and Returns. ....................................10
3.6       Waiver of Partition and Dissolution Right............................10
3.7       Capital Accounts.....................................................10
3.8       Capital Contribution Account.........................................12
3.9       Partnership Capital Contribution Account.............................12
3.10      Defaulting Limited Partners..........................................12

4.        PROFITS AND LOSSES...................................................14

4.1       Allocation of Profits and Losses.....................................14
4.2       Restoration of Negative Capital
          Accounts.............................................................14
4.3       Partnership Adjustments..............................................14
4.4       Allocations to Transferred Partnership
          Interests............................................................15

5.        DISTRIBUTIONS........................................................15

5.1       Net Cash Flow........................................................15
5.2       Net Sale or Refinancing Proceeds.....................................15
5.3       Distributions in Kind................................................15

6.        POWERS, RIGHTS AND DUTIES OF
          THE GENERAL PARTNER..................................................16

6.1       Management...................,.......................................16

ARTICLE                              Title                                   Page
-------                              -----                                   ----
6.2       Fiduciary Duties.....................................................18
6.3       Business with Affiliates or
          Associates...........................................................18
6.4       Reimbursement........................................................18
6.5       Establishment of Reserves............................................19
6.6       Compensation.........................................................19
6.7       Exclusive Broker.....................................................19

7.        REPRESENTATIONS, WARRANTIES AND
          COVENANTS OF THE PARTNERS............................................20

7.1       Representations, Warranties and Covenants
          of PI................................................................20
7.2       Representations, Warranties and Covenants
          Of CEC...............................................................21
7.3       Representations, Warranties and Covenants
          of BSSN..............................................................22
7.4       Representations, Warranties and Covenants
          of Power.............................................................23

8.        INDEMNIFICATION......................................................24

8.1       Indemnity for Acts and Omissions.....................................25

9.        RIGHTS AND OBLIGATIONS OF THE
          LIMITED PARTNERS.....................................................25

9.1       No Control by the Limited
          Partners.............................................................25
9.2       Limitation on Liability..............................................25
9.3       Power of Attorney....................................................25

10.       TRANSFER OF LIMITED PARTNERSHIP
          INTERESTS............................................................26

10.1      Prohibited Transfers.................................................26
10.2      Permitted Transfers..................................................26
10.3      Substitute Limited Partner...........................................27
10.4      Involuntary Withdrawal by the Limited
          Partner..............................................................28

11.       WITHDRAWAL OF THE GENERAL PARTNER....................................29

11.1      Assignment or Withdrawal by the General
          Partner..............................................................29

                                        3
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
ARTICLE                              Title                                   Page
-------                              -----                                   ----
11.2      Voluntary Assignment or Withdrawal of
          the General Partner..................................................29
11.3      Removal of the General Partner.......................................30
11.4      Successor General Partner............................................30

12.       DISSOLUTION AND WINDING UP AFFAIRS...................................31

12.1      Dissolution..........................................................31
12.2      Winding Up...........................................................31
12.3      Distributions Upon Dissolution and
          Termination..........................................................32

13.       ACCOUNTING AND REPORTS...............................................32

13.1      Books and Records....................................................32
13.2      Reports to Partners..................................................33
13.3      Annual Tax Returns...................................................33
13.4      Actions in Event of Audit............................................34

14.       GENERAL PROVISIONS. .................................................35

14.1      Amendments...........................................................35
14.2      Title to Partnership Property........................................35
14.3      Notices..............................................................35
14.4      Governing Law........................................................36
14.5      Headings.............................................................36
14.6      Further and Additional Documents and
          Reports..............................................................36
14.7      Counterparts.........................................................36
14.8      Binding on Successors and Assigns....................................36
14.9      Waiver...............................................................36
14.10     Severability.........................................................37
14.11     Attorneys' Fees......................................................37
14.12     Creditors............................................................37
14.13     Remedies.............................................................37
14.14     Arbitration..........................................................38
14.15     Payments on Nonbusiness Days.........................................38
14.16     Schedules and Exhibits...............................................38
14.17     Number and Gender ...................................................39
14.18     Termination of Letter Agreements.....................................39

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                                    EXHIBITS

A. Letter Agreement dated August 22, 1985 between Kuhr Technologies, Inc. and Ralph E. Leonard

B. Letter Agreement dated December 3, 1985 among Bernstein, Shur, Sawyer and Nelson, Kuhr Technologies, Inc. and Penobscot Energy Recovery Company

C. Letter Agreement dated June 18, 1985 between Jeffrey R. Power and Kuhr Technologies, Inc.

                                        5
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                                     NOTICE

THESE SECURITIES ARE BEING SOLD PURSUANT TO AN EXEMPTION FROM REGISTRATION WITH THE BANK SUPERINTENDENT OF THE STATE OF MAINE UNDER SECTION 10502(2)(R) OF TITLE 32 OF THE MAINE REVISED STATUTES. THESE SECURITIES MAY BE DEEMED RESTRICTED SECURITIES AND AS SUCH THE HOLDER MAY NOT BE ABLE TO RESELL THE SECURITIES UNLESS PURSUANT TO REGISTRATION UNDER STATE OR FEDERAL SECURITIES LAWS OR UNLESS AN EXEMPTION UNDER SUCH LAWS EXISTS.

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                           FIRST AMENDED AND RESTATED
                          AGREEMENT AND CERTIFICATE OF
                               LIMITED PARTNERSHIP
                                       OF
                             PERC MANAGEMENT COMPANY

          This FIRST AMENDED AND RESTATED AGREEMENT AND CERTIFICATE OF
LIMITED PARTNERSHIP, dated as of the 14th day of May, 1986, is entered into by and among PERC, INC., a Maine corporation ("PI"); CENTRAL ENERGY COMPANY, a Maine general partnership ("CEC"); BERNSTEIN, SHUR, SAWYER AND NELSON, P.A., a Maine professional corporation ("BSSN"); JEFFREY R. POWER, a Massachusetts resident ("POWER"); and KUHR TECHNOLOGIES, INC., a New Jersey corporation ("KTI").

                                PRELIMINARY STATEMENT

          PI is, on the date hereof, the sole general partner of PERC Management Company, an existing limited partnership formed under the Uniform Limited Partnership Act of the State of Maine pursuant to an Agreement and Certificate of Limited Partnership dated August 13, 1985, which was filed in the Office of the Secretary of the State of Maine on August 15, 1985 (the "Partnership"), and KTI is, on the date hereof, the sole limited partner of the Partnership. PI, CEC, BSSN, POWER and KTI now desire to maintain PI as the sole general partner of the Partnership, to admit CEC, BSSN and POWER as limited partners of the Partnership, to effect the withdrawal of KTI from the Partnership, to continue the existence of the Partnership, to amend and restate in its entirety the Partnership's limited partnership certificate, and to enter into this Agreement on the terms and conditions set forth below. PI, in its capacity as general partner of the Partnership, is sometimes hereinafter referred to as the "General Partner." CEC, BSSN and POWER, in their capacities as limited partners of the Partnership, are sometimes hereinafter referred to individually as a "Limited Partner" and collectively as the "Limited Partners." KTI is sometimes hereinafter referred to as the "Withdrawing Limited Partner." The General Partner and the Limited Partners are sometimes hereinafter referred to individually as a "Partner" and collectively as the "Partners."

          NOW, THEREFORE, in consideration of the mutual covenants contained herein and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE 1.  DEFINITIONS.

          As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          1.1 AFFILIATE. "Affiliate", means an "affiliate," as defined in Rule 405 under the Securities Act.

          1.2 ASSOCIATE. "Associate" means an "associate," as defined in Rule 405 under the Securities Act.

          1.3 BANKRUPTCY. "Bankruptcy," with respect to the Partnership or a Partner thereof, means (a) an adjudication that such Partner or Partnership is bankrupt or insolvent, or the entry of an order for relief under the Federal Bankruptcy Code, (b) the making by it of an assignment for the benefit of creditors, (c) the filing by it of a petition in bankruptcy or a petition for relief under any section of the Federal Bankruptcy Code or any other applicable bankruptcy or insolvency statute or an answer admitting or failing to deny the allegations of any such petition, (d) the filing against it of any such petition (unless such petition is dismissed within 60 days from the date of filing thereof), or (e) the appointment of a trustee, conservator or receiver for all or a substantial part of its assets (unless, such appointment is vacated or stayed within 60 days from its effective date).

          1.4 CAPITAL ACCOUNT. "Capital Account" is the account maintained by the Partnership for each Partner pursuant to Section 3.7.

          1.5 CAPITAL CONTRIBUTIONS. "Capital Contributions" means contributions to be made to the capital of the Partnership by the Partners pursuant to Section 3.1 of this Agreement.

          1.6 CAPITAL CONTRIBUTION ACCOUNT. "Capital Contribution Account" means the account maintained by the Partnership for each Partner pursuant to
Section 3.08.

          1.7 CODE. "Code" means the United States Internal Revenue Code of 1954, as amended, and the regulations promulgated thereunder.

          1.8 COMPLETION DATE. "Completion Date" means the Completion Date as defined in the Credit Agreement.

          1.9   CONSENT. "Consent" means the written consent of a Person.

          1.10 CREDIT AGREEMENT. "Credit Agreement" means the $81,120,000 Credit Agreement dated as of May 15, 1986 by and among Penobscot Energy Recovery Company, the Partnership, Energy National, Inc., and Bankers Trust Company and certain banks, and Bankers Trust Company, as agent, as such agreement may be amended from time to time.

          1.11 DEVELOPMENT FEE. "Development Fee" means a fee in the aggregate amount of $3,500,000 that the Partnership shall pay to PI and CEC pursuant to
Section 2.7.

          1.12 DISPOSITION. "Disposition" means any sale or exchange (either in one transaction or a series of transactions) to one or more buyers pursuant to a plan of disposition formulated by the General Partner, or other disposition including, but not limited to, an involuntary disposition giving rise to insurance or other proceeds (except to the extent such proceeds are included in Net Cash Flow) of a material amount of the Partnership's property outside of the ordinary course of business.

          1.13 DISSOLUTION EVENT. "Dissolution Event" is any of the events set forth in Section 12.1.

          1.14 FISCAL YEAR. "Fiscal Year" means the tax year of the Partnership, which shall be the calendar year.

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          1.15  GAAP. "GAAP" means generally accepted accounting principles in the United States in effect from time to time.

          1.16 GENERAL PARTNER. "General Partner" means PERC, Inc., a Maine corporation ("PI"), or the General Partners permitted successors or lawful assigns.

          1.17 INDEPENDENT ACCOUNTANT. "Independent Accountant" means Ernst & Whinney or such other nationally recognized firm of certified public accountants as the General Partner may select.

          1.18 IN-SERVICE DATE. "In-Service Date" means the date on which PERC places the Project in service within the meaning of the Code.

          1.19 LIMITED PARTNER. "Limited Partner" means Central Energy Corporation, a Maine general partnership ("CEC"), Bernstein, Shur, Sawyer and Nelson, P.A. a Maine professional corporation ("BSSN"), or Jeffrey R. Power, a Massachusetts resident ("POWER"), or the Limited Partners' respective permitted successors or lawful assigns.

          1.20 LIQUIDATOR. "Liquidator" means the Person who shall be responsible for taking all action necessary or appropriate upon the liquidation of the Partnership to wind up its affairs and distribute its assets pursuant to
Article 12 of this Agreement. The Liquidator shall be the Person determined pursuant to Section 12.2.

          1.21 MANAGEMENT FEE. "Management Fee" means the fee that the Partnership shall pay to the General Partner pursuant to Section 6.6.

          1.22 NET CASH FLOW. "Net Cash Flow" of the Partnership for the applicable period means (A) the sum of (i) the gross receipts of the Partnership, including but not limited to all distributions and fees received from PERC pursuant to the PERC Partnership Agreement, (ii) income from investments and (iii) the amounts of any reserves available for distribution, less (B) the sum of (i) all costs and expenses which the Partnership paid, including, but not limited to, (1) payroll, (2) business taxes and real and personal property taxes and assessments, and fees and expenses in connection with the prep-

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aration of the Partnership's tax returns, (3) insurance premiums, (4) all expenditures required to be made by the General Partner on behalf of the Partnership, (5) all fees and expenses, including the Development Fee and Management Fee, (6) capital improvements and the repair, maintenance and restoration of the improvements (including any portion of the same to the extent not covered by insurance proceeds), (7) expenditures required to be made under or in connection with any contract, and (8) without limitation, all other costs and expenses, including capital expenditures, required to be made by the Partnership, (ii) all principal and interest paid by the Partnership during such period and (iii) all contributions to reserve funds, including replenishments of such funds, during such period.

          1.23 NET SALE OR REFINANCING PROCEEDS. "Net Sale or Refinancing Proceeds" means the net proceeds remaining from any sale or Disposition or taking of all or part of the Partnership's property (including, without limitation, eminent domain or condemnation proceeds or proceeds from a Transfer under a threat of condemnation or eminent domain proceedings, title insurance proceeds and casualty insurance proceeds) or any financing or refinancing of the Partnership's property in either case after the payment of all costs and expenses related thereto, any capital expenditures or expenses for which such proceeds are to be used, the satisfaction of any mortgage debt and the setting aside of any reserves as reasonably determined by the General Partner.

          1.24 PARTNER LOAN. "Partner Loan" means loans to be made by the Partners to the Partnership pursuant to Section 3.2.

          1.25 PARTNERS. "Partners" means the General Partner and the Limited Partners, collectively; "Partner" refers to any one of the Partners, or its permitted successors or assigns.

          1.26 PARTNERSHIP. "Partnership" means PERC Management Company, a Maine limited partnership, which is the subject of this Agreement, as such partnership may from time to time be constituted.

          1.27 PARTNERSHIP ACT. "Partnership Act" is the Maine Uniform Limited Partnership Act, as it may be amended from time to time.

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          1.28  PARTNERSHIP CAPITAL CONTRIBUTION ACCOUNT. "Partnership Capital
Contribution Account" means the account maintained by the Partnership pursuant to Section 3.09.

          1.29 PERC. "PERC" means Penobscot Energy Recovery Company, a Maine limited Partnership.

          1.30 PERC PARTNERSHIP AGREEMENT. "PERC Partnership Agreement" means the Second Amended and Restated Agreement and Certificate of Limited Partnership of Penobscot Energy Recovery Company dated as of May 15, 1986 as the same shall be amended from time to time.

          1.31 PERSON. "Person" means any individual, firm, corporation, trust, partnership or other entity.

          1.32 PROJECT. The "Project" means the 25.3 megawatt refuse derived fuel waste-to-energy facility to be constructed by PERC in the Town of Orrington, Maine.

          1.33 SECURITIES ACT. "Securities Act" means the Securities Act of 1933, as amended, and the regulations promulgated thereunder.

          1.34 SERVICE. "Service" means the United States Internal Revenue Service.

          1.35 SUBORDINATED LOAN. "Subordinated Loan" means any loans required to be made by the Partnership to PERC pursuant to Article 3 of the PERC Partnership Agreement.

          1.36 SUBSTITUTE LIMITED PARTNER. "Substitute Limited Partner" means a Person who has become a Substitute Limited Partner pursuant to Section 10.3 of this Agreement.

          1.37 TRANSFER. "Transfer" means a sale, transfer, assignment, hypothecation, or other disposition.

          1.38 TRANSFEREE. "Transferee" means a purchaser, transferee, assignee or pledgee of, or Person who takes an interest by means of hypothecation in, a Partnership interest.

          1.39 TRANSFEROR. "Transferor" means a seller, assignor or hypothecator of a Partnership interest.

          1.40 WITHDRAWING LIMITED PARTNER. "Withdrawing Limited Partner" is Kuhr Technologies, Inc., a New Jersey corporation.

ARTICLE 2.  THE PARTNERSHIP AND ITS BUSINESS.

          2.1 CONTINUATION. The Partners hereby agree to continue themselves as a limited partnership under the laws of the State of Maine. CEC, BSSN and POWER shall be, and hereby are, admitted to the Partnership as Limited Partners. KTI shall, and hereby does, withdraw from the Partnership without consideration. This First Amended Agreement and Certificate of Limited Partnership and all such other certificates and documents as may be necessary or desirable to comply with all requirements for the amendment and operation of a limited partnership pursuant to the Partnership Act shall be duly filed for record by the General Partner in the Office of the Secretary of State of the State of Maine. The General Partner shall make or cause to be made all such further filings, recording, publishing and other acts as may be necessary or appropriate from time to time in connection therewith.

          2.2 NAME OF PARTNERSHIP. The name of the Partnership shall continue to be "PERC Management Company."

          2.3 ADDRESS OF PARTNERSHIP. The address of the Partnership shall be PERC Management Company, 411 Hackensack Avenue; Hackensack, New Jersey 07601, or such other location as determined by the General Partner.

          2.4 PURPOSE. The purpose of the Partnership shall be to enter into the PERC Partnership Agreement to serve as a general partner of a limited partnership named Penobscot Energy Recovery Company, which was formed under the laws of the State of Maine to develop and operate a 25.3 megawatt refuse derived fuel waste-to-energy facility to be located in the Town of Orrington, Maine, and, in such capacity, to exercise all authority granted to it by agreement or by law, and to undertake any and all other acts and things necessary, proper, convenient, or advisable to effectuate and carry out such purpose.

          2.5 TERM. The term of the Partnership shall be from the date hereof until December 31, 2018, unless the Partnership is sooner dissolved as herein provided by the General Partner or by operation of law.

          2.6 PLACE OF BUSINESS. The principal office and place of business of the Partnership shall be at Route 15, Orrington, Maine. The Partnership may also maintain such other offices at such other places as the General Partner may deem advisable.

          2.7 DEVELOPMENT FEE. In consideration of efforts of PI and CEC in developing the Project, on the date of the closing of the Credit Agreement, the Partnership shall pay the Development Fee to PI and CEC as follows:

                (a) at the closing of the Credit Agreement, PI shall receive $2,500,000 and CEC shall receive $760,000; and

                (b) following the closing of the Credit Agreement and continuing until the Completion Date, CEC shall receive 100 percent of the development fees paid by PERC to the Partnership pursuant to Section 2.7 of the PERC Partnership Agreement.

                The Partners acknowledge that the Development Fee is a guaranteed payment within the meaning of Section 707(c) of the Code and furthermore is not to be treated as a distribution under Article 5 for any purpose.

          2.8   RESIDENCE OF THE PARTNERS.

          General Partner:

                    PERC, Inc.
                    9 Lincoln Street
                    Biddeford, Maine 04005

          Limited Partners:

                    Central Energy Company
                    101 Bennoch Road
                    Stillwater, Maine 04489

                    Bernstein, Shur, Sawyer and Nelson, P.A.
                    One Monument Square
                    Portland, Maine 04101

                    Jeffrey R. Power
                    c/o Fechtor, Detwiler & Co.
                    155 Federal Street
                    Boston, Massachusetts 02110

ARTICLE 3. INVESTMENT OBLIGATIONS.

          3.1 INITIAL CAPITAL CONTRIBUTIONS. On the date of the closing of the Credit Agreement, the Partners shall make the following Capital Contributions:

                (a) the General Partner shall make a $5,971 Capital Contribution; and

                (b) the Limited Partners shall make Capital Contributions as follows: CEC shall contribute $3,000; BSSN shall contribute $315; and POWER shall contribute $714.

          3.2   PARTNER LOANS.

                (a) In the event that the Partnership is required to make any Subordinated Loan for cost overruns incurred prior to the Completion Date: (i) the General Partner shall promptly make Partner Loans to the Partnership equal to 59.7142 percent of the amount of Subordinated Loan; (ii) POWER shall make, promptly following notice from the General Partner, Partner Loans equal to
7.1429 percent of the Subordinated Loan; and (iii) each of CEC and BSSN may, at its option and promptly following notice from the General Partner, make Partner Loans to the Partnership in amounts equal to 30.0000 percent and 3.1429 percent, respectively, of the Subordinated Loan.

                (b) Amounts outstanding on Partner Loans made under this Section
3.2 shall bear interest at the rate equal to the prime rate posted from time to time by Bankers Trust Company, New York, New York, plus one percent, which shall be due and payable monthly in arrears to the extent of Net Cash Flow prior to any distri-butions under Article 5, and such interest shall accrue monthly to the extent not paid when due.

                (c) In the event that any Limited Partner (other than POWER) shall not make a Partner Loan under paragraph (a) above within 10 days after notice from the General Partner, the General Partner shall make such Partner Loan and shall have the option to purchase the Partnership interest of such Limited Partner at a price equal to the aggregate Capital Contributions made by such Limited Partner under Section 3.1.

          3.3   ADDITIONAL CAPITAL CONTRIBUTIONS. Except as provided in this
Article 3 and Section 12.3, Partners shall not be required to make any additional Capital Contributions or loans to the Partnership without the Consent of all the Partners.

          3.4 NO INTEREST ON CAPITAL. No interest shall be paid to any Partner on all or a portion of a Capital Contribution or on a balance in its Capital Account.

          3.5 CAPITAL WITHDRAWALS AND RETURNS. Partners shall not have the right to withdraw or reduce their contributions to the capital of the Partnership except in accordance with this Agreement. Except as otherwise provided herein, Partners shall not have the right to demand or receive property, other than cash, in return for their Capital Contribution or have priority over another Partner, either as to the return of contribution of capital or as to profits, losses, or distributions, or as to compensation by way of income.

          3.6 WAIVER OF PARTITION AND DISSOLUTION RIGHT. The Partners hereby waive and forfeit all rights arising out of statute or operation of law to seek, bring or maintain in any court an action for partition pertaining to any asset of the Partnership, or an action seeking dissolution of the Partnership, unless the General Partner has Consented to such dissolution.

          3.7 CAPITAL ACCOUNTS. A Capital Account shall be maintained with respect to each Partner in accordance with Federal income tax accounting principles and Treasury Regulation Section 1.704-l(b). Each Capital Account shall be credited with the amount of the cash contribution to the capital of the Partnership by such

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Partner, the fair market value of property contributed to the Partnership by such Partner (net of liabilities assumed with respect to such interest and liabilities to which such contributed property is subject), the distributive share of Partnership income and gain (or items thereof) as allocated to such Partner pursuant to Section 4.1, and the distributive share of income exempt from tax. Each Capital Account shall be charged for the amount of any loss or deduction (or items thereof) allocated to such Partner pursuant to Section 4.1, the amount of all distributions in cash to such Partner pursuant to this Agreement, the fair market value of property distributed to such Partner (net of liabilities assumed with respect to such interest and liabilities to which such distributed property is subject), and the distributive share of expenditures of the Partnership described in Section 705(a)(2)(B) of the Code (which share shall be determined in accordance with the allocable interests in the Partnership). The following rules shall apply in maintaining Capital Accounts with respect to interests in the Partnership:

                (a) For purposes of this Section 3.9, amounts described in
Section 709 of the Code (other than amounts with respect to which an election is in effect under Section 709(b) of the Code) shall be treated as described in
Section 705(a)(2)(B) of the Code.

                (b) If property is distributed by the Partnership, Capital Accounts shall be adjusted as though such property had been sold on the date of such distribution for its then fair market value, and any gain or loss on such sale had been allocated in accordance with Section 4.1.

                (c) If property is contributed to the Partnership, Capital Accounts shall be adjusted in accordance with Treasury Regulation Section 1.7O4-1(b)(2)(iv)(d)(3).

                (d) Capital Accounts shall be adjusted, in accordance with Treasury Regulation Section 1.704-l(b)(2)(iv)(j), to reflect any adjustments to the basis of Partnership property under Section 48(q) of the Code.

                (e) If, in any taxable year, the Partnership has in effect an election under Section 754 of the Code, Capital Accounts shall be adjusted in accor-dance with Treasury Regulation Section 1.704-l(b)(2)(iv)(m).

          3.8 CAPITAL CONTRIBUTION ACCOUNT. A Capital Contribution Account shall be maintained with respect to each Partner. The Capital Contribution Account shall be credited with the amount of each Capital Contribution made by the Partner.

          3.9 PARTNERSHIP CAPITAL CONTRIBUTION ACCOUNT. A Partnership Capital Contribution Account shall be maintained with respect to the Partnership as a whole. The Partnership Capital Contribution Account shall be credited with the amount of all Capital Contributions made by the Partners such that the balance in the Partnership Capital Contribution Account at any time shall reflect the sum of the balances reflected in the Capital Contribution Accounts.

          3.10  DEFAULTING LIMITED PARTNERS.

                (a) If a Limited Partner shall fail to make any Capital Contribution (and, in the case of POWER, a Partner Loan) within 15 days after notice from the General Partner that the payment is due, the Limited Partner (a "Defaulting Limited Partner") shall be in default upon the delivery of a notice of such failure by the General Partner to the Defaulting Limited Partner and each other Partner. Upon any such default pertaining to a Capital Contribution, interest on the unpaid balance of the Capital Contribution amount then due and payable shall accrue at the rate equal to the prime rate posted from time to time by Bankers Trust Company, New York, New York, plus 2 percent from the date when such payment was due until the date paid. So long as any default shall be continuing under this Section 3.10, (i) the General Partner may commence legal proceedings against the Defaulting Limited Partner to compel the payment of all amounts due as a Capital Contribution (and, in the case of POWER, a Partner
Loan) and the payment of all costs and expenses of collection incurred by the Partnership (including reasonable attorney's fees); (ii) the Defaulting Limited Partner shall not be entitled to receive any allocations under Article 4 or distributions under Article 5; and (iii) each nondefaulting Limited Partner and the General Partner (the "Nondefaulting Partners") shall have, in proportion to the ratio that the balance in its Capital Contribution Account bears to the aggregate of the bal-ances in the Capital Contribution Accounts of all of the Nondefaulting Partners, the right (but not the obligation) to pay all of such amounts due as a Capital Contribution. If within 10 days after the issuance of a notice of default under this Section 3.10, a Capital Contribution is made by fewer than all of the Nondefaulting Partners as a result of a failure of one or more Nondefaulting Partners to exercise the right given in clause (iii) of the preceding sentence, the balance of the Capital Contribution owed by the Defaulting Limited Partner may be made, in equal proportions, by the Nondefaulting Partners who elected to make the payments described in clause (iii) of the preceding sentence.

                (b) In the event of default pursuant to paragraph (a) above, all unpaid Capital Contributions of the Defaulting Limited Partner may become immediately due and payable at the option of the General Partner and the interest in the Partnership of the Defaulting Limited Partner shall be subject to Transfer as provided herein without any Consent of the Defaulting Limited Partner. The General Partner may, subject to the provisions of this paragraph
(b) and upon 10 days written notice to all of the Partners (a "Sale Notice"), determine that all or any part of the Defaulting Limited Partner's interest shall be sold for the Partnership's benefit on the best terms reasonably obtainable. Each Nondefaulting Partner shall have, in proportion to the ratio that the balance in its Capital Contribution Account bears to the aggregate of the balances in the Capital Contribution Accounts of all of the Nondefaulting Partners, the right (but not the obligation), to acquire a share thereof in addition to any such interest which the other Nondefaulting Partner fails to so acquire. Any such interest not acquired by a Nondefaulting Partner within 15 days of a Sale Notice may be sold to any Person for the Partnership's benefit on the best terms reasonably obtainable. The Defaulting Limited Partner shall be liable for any and all costs of sale of the interest, whether the interest is actually sold or not. If the interest is sold at a price in excess of the Defaulting Limited Partner's remaining liabilities and costs, the General Partner shall remit the excess to the Defaulting Limited Partner. If the interest is sold at a price less than the Defaulting Limited Partner's remaining liabilities and costs, the Defaulting Limited Partner shall be immediately liable for the difference; PROVIDED, HOWEVER, that the Defaulting Limited Partner's obligations hereunder shall be relieved to the extent of payments actually made in the Defaulting Limited Partner's stead by any purchaser of the Defaulting Limited Partner's interest. The consideration paid for a Defaulting Limited Partner's interest, less any excess remitted to the Defaulting Limited Partner, shall be deemed to be a Capital Contribution of the Person acquiring such Defaulting Limited Partner's interest.

                (c) Any Person acquiring all or any part of the interest of a Defaulting Limited Partner pursuant to this Section 3.10 shall become a Substitute Limited Partner upon compliance with the provisions of Section 10.3; PROVIDED, HOWEVER, that if a Nondefaulting Partner acquires all or any part of the interest of a Defaulting Limited Partner, such Nondefaulting Partner may become a Substitute Limited Partner without compliance with the provisions of Sections 10.3(a) and (d) of this Agreement.

ARTICLE 4.  PROFITS AND LOSSES.

          4.1 ALLOCATION OF PROFITS AND LOSSES. Commencing on the date hereof and continuing through the term of the Partnership, all Partnership items of income, gain, loss, deduction or credit (including without limitation the investment tax credit and accelerated cost recovery deductions), as determined for Federal income tax purposes, shall be allocated in accordance with the ratios in which the Partnership distributes Net Cash Flow for the applicable period.

          4.2 RESTORATION OF NEGATIVE CAPITAL ACCOUNTS. Except as may be required by law, by Section 12.3, or in respect of any negative balance resulting from withdrawal of capital or a distribution in contravention of this Agreement, at no time during the term of the Partnership shall a Partner with a negative balance in its Capital Account have any obligation to the Partnership or to another Partner to restore such negative balance.

          4.3 PARTNERSHIP ADJUSTMENTS. In the event of the Transfer of all or any part of the Partnership interest of a Partner or upon the death of a Partner (if such Partner is a natural person), the Partnership may elect to adjust the basis of Partnership property. Any increase or decrease in the amount of any item of income, gain, loss, deduction or credit attributable to an adjustment to the basis of Partnership assets made pursuant to a valid election under Sections 734, 743 and 754 of the Code, and pursuant to corresponding provisions of applicable state and local income tax laws, shall be charged or credited, as the case may be, to those Partners entitled thereto under such laws.

          4.4 ALLOCATIONS TO TRANSFERRED PARTNERSHIP INTERESTS. Items of income, gain, loss, deduction and credit allocated to a Partnership interest assigned or reissued during a Fiscal Year shall be allocated to each Person who was the holder of the Partnership interest during such Fiscal Year, in proportion to the number of days that each such holder was recognized as the owner of such Partnership interest during such Fiscal Year or during an interim period in respect of which the books of the Partnership shall be closed, as the case may be, or in any other manner permitted by the Code and selected by the General Partner in accordance with this Agreement, without regard to the results of Partnership operations or the date, amount or recipient of any distributions which may have been made with respect to such Partnership interest. The effective date of the assignment shall be (a), in the case of a voluntary assignment, the actual date the assignment as recorded on the books of the Partnership, or (b) in the case of involuntary assignment, the date of the operative event.

ARTICLE 5.  DISTRIBUTIONS.

          5.1. NET CASH FLOW. Commencing on the date hereof and continuing through the term of the Partnership, the Partnership shall distribute Net Cash Flow as follows: 59.7142 percent to PI; 30.0000 percent to CEC; 3.1429 percent to BSSN; and 7.1429 percent to POWER.

          5.2. NET SALE OR REFINANCING PROCEEDS. The Partnership shall distribute Net Sale or Refinancing Proceeds in the same manner as it distributes Net Cash Flow for the applicable period under Section 5.1.

          5.3 DISTRIBUTIONS IN KIND. During the existence of the Partnership, Partners shall not be entitled to receive as distributions from the Partnership any Partnership asset other than money. If upon termination and liquidation of the Partnership, the General Partner determines that (a) an immediate sale of part or all of the assets of the Partnership would cause undue loss to the Partners, and (b) the assets of the Partnership would be readily susceptible to division for distribution in kind to the Partners, then to that extent the General Partner may distribute such assets to the Partners in kind. For such purposes, the assets of the Partnership shall be valued at fair market value at the time of distribution.

ARTICLE 6.  POWERS, RIGHTS AND DUTIES OF THE GENERAL PARTNER.

          6.1   MANAGEMENT.

                (a) The General Partner shall have exclusive management and control of the business of the Partnership and all decisions regarding the management and affairs of the Partnership shall be made by the General Partner. The General Partner shall have all the rights and powers of a General Partner as provided in the Act and as otherwise provided by law, and any action taken by the General Partner shall constitute the act of and serve to bind the Partnership. In dealing with the General Partner acting on behalf of the Partnership, no Person shall be required to inquire into its authority to bind the Partnership. Persons dealing with the Partnership are entitled to rely conclusively upon the power and authority of the General Partner as set forth in this Agreement.

                (b) The General Partner shall devote such time to the Partnership business as it shall reasonably deem to be necessary to supervise the Partnership business and affairs in an efficient manner; but nothing contained in this Agreement shall preclude the employment, at the expense of the Partnership, of any agent or other third party to operate and manage all or any portion of the property, business or operations of the Partnership, subject to the control of the General Partner. Subject to Section 6.3 of this Agreement, Affiliates of the General Partner may be employed by the Partnership to perform any other services for the Partnership deemed reasonably necessary by the General Partner.

                (c) In furtherance of the purpose of the Partnership as set forth in Section 2.4 of this Agreement, the General Partner is hereby granted the right, power and authority to do on behalf of the Partnership all things which, in its sole and reasonable judgment, are necessary, proper or desirable to carry out its duties and responsibilities hereunder, including, but not limited to, the following: from time to time to incur all reasonable expenditures; to employ and dismiss from employment any and all employees, agents, contractors, brokers, attorneys and accountants; to create, by grant or otherwise, easements and servitudes; to borrow money on an unsecured basis; to borrow money in any amount from any Person, including any Affiliates of the General Partner, on a recourse or nonrecourse basis, and as security therefor to mortgage all or any part of the Partnership's property; to renovate, alter, improve, repair, raze, replace or rebuild any building or other improvement on all or any portion of any Partnership property which is real estate; to purchase or acquire interests in real or personal property; to obtain refinancings or replacements of any mortgages or other security instruments related in any way to any Partnership property, and to prepay in whole or in part, refinance, recast, modify, consolidate or extend any of the terms of any indebtedness owed by the Partnership or affecting all or any portion of any Partnership property; to do any and all of the foregoing at such price or amount for cash, securities or other property and upon such terms as the General Partner deems proper; and to execute, acknowledge and deliver any and all contracts, agreements or other instruments to effectuate any and all of the foregoing.

                (d) The General Partner shall not be required to manage the Partnership as its sole and exclusive function, and it may have other business interests and may engage in other activities in addition to those relating to the Partnership. Neither the Partnership nor any Partner shall have any right by virtue of this Agreement or the Partnership relationship created hereby in or to such other ventures or activities or to the income or proceeds derived therefrom, and the pursuit of such ventures shall not be deemed wrongful or improper. Partners and their Affiliates shall not be obligated to present any particular investment opportunity to the Partnership even if such opportunity is of a character which, if presented to the Partnership, could be taken by the Partnership, and each of them shall have the right to take for its own account (individually or otherwise) or to recommend to others any such particular investment opportunity.

                (e) No Partner shall intentionally take or cause to be taken any action which constitutes a default under any contracts or agreements to which the Partnership is a party, nor shall any Partner perform any act in violation of any applicable law or regulation thereunder, including all applicable Federal and state securities laws.

          6.2 FIDUCIARY DUTIES. The General Partner shall have the fiduciary duty to conduct the affairs of the Partnership for the exclusive benefit of the Partnership and to use all Partnership funds and assets in the best interests of the Partnership. The General Partner shall have full authority on behalf of the Partnership to adopt such resolutions as may be required by any bank, savings and loan association or other financial institution for the operation of the Partnership's accounts, to make deposits and withdrawals from such accounts, to make and execute the checks, drafts, notes and other instruments representing funds of the Partnership in such accounts, and to take any and all such other action as may be necessary or appropriate in connection with the operation of such accounts.

          6.3 BUSINESS WITH AFFILIATES OR ASSOCIATES. The General Partner shall not cause the Partnership to transact any business with the General Partner, or an Affiliate or Associate thereof, for goods or services in connection with the conduct of the Partnership's business, except that such transaction may be effected if the transaction is on terms no less favorable to the Partnership than would be available in a bona fide arm's length transaction with an unaffiliated Person.

          6.4 REIMBURSEMENT. The Partnership shall reimburse the General Partner for the cost of goods, materials and services used for or by the Partnership. The General Partner shall be reimbursed by the Partnership for any indirect expenses incurred in performing services for the Partnership, such as officers' salaries, rent, utilities and other overhead items, but in no event shall reimbursement for such indirect expenses exceed $25,000 in any Fiscal Year. The Partnership shall also reimburse the General Partner for services which could be performed directly for the Partnership by independent parties, such as legal, accounting, duplicating and other similar services. Such amounts charged to the Partnership shall not exceed the lesser of (a) the actual cost of such services to the party providing them or (b) the amount which the Partnership would be required to pay to independent parties for comparable services. Each such payment and reimbursement of expenses pursuant to this Section 6.4 shall be made prior to any distributions under Article 5.

          6.5 ESTABLISHMENT OF RESERVES. Pursuant to the terms of this Agreement, the General Partner may from time to time establish such reserves for the Partnership as it deems reasonable and necessary.

          6.6 COMPENSATION. Following the In-Service Date, in consideration of the management services to be performed by the General Partner and the development services performed by CEC prior to its admission to the Partnership, the Partnership shall pay the General Partner and CEC 70 percent and 30 percent, respectively, of any management fees paid by PERC to the Partnership pursuant to Section 6.4 of the PERC Partnership Agreement. The Partners acknowledge that the Management Fee is a guaranteed payment within the meaning of Section 707(c) of the Code and furthermore is not to be treated as a distribution under Article 5 for any purpose.

          6.7 EXCLUSIVE BROKER. The Partners hereby appoint PI as their exclusive agent in connection with the Transfer or refinancing of all or any part of the Partnership's interest in PERC. PI shall be paid a commission equal to five percent of the gross price of any sale, assignment or other conveyance of all or part of the Partnership's interest in PERC and two percent of the proceeds of any refinancing of all or part of the Partnership's interest in PERC.

ARTICLE 7.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PARTNERS.

          7.1 REPRESENTATIONS, WARRANTIES AND COVENANTS OF PI. PI hereby represents and warrants to and covenants with the Partnership and the Partners as follows:

                (a) CORPORATE ORGANIZATION. PI is a corporation duly organized, validly existing and in good standing under the laws of the State of Maine.

                (b) POWER AND AUTHORITY. PI has the requisite corporate power and authority to enter into this Agreement and to perform according to the terms hereof.

                (c) DUE AUTHORIZATION. PI has taken all necessary corporate action to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

                (d) VALIDITY. This Agreement has been duly authorized, executed and delivered by PI and constitutes the legal, valid and binding obligation of PI, enforceable against PI in accordance with its terms, except insofar as enforcement may be limited by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors' rights generally and by moratorium laws from time to time in effect and general equitable principles.

                (e) NO VIOLATION OF LAW. The execution, delivery and performance by PI of this Agreement does not violate any provision of any law, rule, regulation, order, writ, judgment, decree, determination or award presently in effect having applicability to the Partnership or PI, except those the violation of which would not have a material adverse effect on the Partnership or PI.

                (f) NOTICE OF DEFAULT. PI shall forward to the Partners a copy of any notice received by PI of any default under any agreement or instrument to which the Partnership is a party or by which it is bound.

          7.2 REPRESENTATIONS, WARRANTIES AND COVENANTS OF CEC. CEC hereby represents and warrants to and covenants with the Partnership and the Partners as follows:

                (a) PARTNERSHIP ORGANIZATION. CEC is a general partnership duly formed and validly existing under the laws of the State of Maine.

                (b) POWER AND AUTHORITY. CEC has the requisite partnership power and authority to enter into this Agreement and to perform according to the terms hereof.

                (c) DUE AUTHORIZATION. CEC has taken all necessary partnership action to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

                (d) VALIDITY. This Agreement has been duly authorized, executed and delivered by CEC and constitutes the legal, valid and binding obligation of CEC, enforceable against CEC in accordance with its terms, except insofar as enforcement may be limited by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors' rights generally and by moratorium laws from time to time in effect and general equitable principles.

                (e) NO VIOLATION OF LAW. The execution, delivery and performance by CEC of this Agreement does not violate any provision of any law, rule, regulation, order, writ, judgment, decree, determination or award presently in effect having applicability to the Partnership or CEC, except those the violation of which would not have a material adverse effect on the Partnership or CEC.

                (f) EXPERIENCE AND FINANCIAL CAPABILITY; INVESTMENT INTENT. CEC has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and the risks of investing in the Partnership interest and is able to bear completely the economic risk of such investment; CEC qualifies as an "accredited investor" within the meaning of Rule 501 under the Securities Act; and CEC is acquiring such Partnership interest for investment purposes and not with a view to further distribution.

                (g) NO REGISTRATION UNDER THE SECURITIES ACT. CEC understands that (i) its Partnership interest has not been registered under the Securities Act or any state securities act on the grounds that the issuance thereof is exempt and (ii) such exemption is based in part on CEC's representations and warranties herein; and CEC further understands that such Partnership interest cannot be sold or transferred in the absence of an effective registration statement under the Securities Act and any applicable state securities act or an exemption therefrom.

          7.3 REPRESENTATIONS, WARRANTIES AND COVENANTS OF BSSN. BSSN hereby represents and warrants to and covenants with the Partnership and the Partners as follows:

                (a) ASSOCIATION ORGANIZATION. BSSN is a professional corporation duly formed and validly existing under the laws of the State of Maine.

                (b) POWER AND AUTHORITY. BSSN has the requisite corporate power and authority to enter into this Agreement and to perform according to the terms hereof.

                (c) DUE AUTHORIZATION. BSSN has taken all necessary action to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

                (d) VALIDITY. This Agreement has been duly authorized, executed and delivered by BSSN and constitutes the legal, valid and binding obligation of BSSN, enforceable against BSSN in accordance with its terms, except insofar as enforcement may be limited by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors' rights generally and by moratorium laws from time to time in effect and general equitable principles.

                (e) NO VIOLATION OF LAW. The execution, delivery and performance by BSSN of this Agreement does not violate any provision of any law, rule, regulation, order, writ, judgment, decree, determination or award presently in effect having applicability to the Partnership or BSSN, except those the violation of which would not have a material adverse effect on the Partnership or BSSN.

                (f) EXPERIENCE AND FINANCIAL CAPABILITY; INVESTMENT INTENT.
BSSN has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and the risks of investing in the Partnership and is able to bear completely the economic risk of such investment; and BSSN is acquiring such Partnership interest for investment purposes and not with a view to further distribution.

                (g) NO REGISTRATION UNDER THE SECURITIES ACT. BSSN understands that (i) its Partnership interest has not been registered under the Securities Act or any state securities act on the grounds that the issuance thereof is exempt and (ii) such exemption is based in part on BSSN'S representations and warranties herein; and BSSN further understands that such Partnership interest cannot be sold or transferred in the absence of an effective registration statement under the Securities Act and any applicable state securities act or an exemption therefrom.

          7.4 REPRESENTATIONS, WARRANTIES AND COVENANTS OF POWER. POWER hereby represents and warrants to and covenants with the Partnership and the Partners as follows:

                (a) DUE AUTHORIZATION. POWER has taken all necessary action to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

                (b) VALIDITY. This Agreement has been duly authorized, executed and delivered by POWER and constitutes the legal, valid and binding obligation of POWER, enforceable against POWER in accordance with its terms, except insofar as enforcement, may be limited by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors' rights generally and by moratorium laws from time to time in effect and general equitable principles.

                (c) NO VIOLATION OF LAW. The execution, delivery and performance by POWER of this Agreement does not violate any provision of any law, rule, regulation, order, writ, judgment, decree, determination or award presently in effect having applicability to the Partnership or POWER, except those the violation of which would not have a material adverse effect on the Partnership or POWER.

                (d) EXPERIENCE AND FINANCIAL CAPABILITY; INVESTMENT INTENT. POWER has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and the risks of investing in the Partnership and is able to bear completely the economic risk of such investment; POWER qualifies as an "accredited investor" within the meaning of Rule 501 under the Securities Act; and POWER is acquiring such Partnership interest for investment purposes and not with a view to further distribution,

                (e) NO REGISTRATION UNDER THE SECURITIES ACT. POWER understands that (i) his Partnership interest has not been registered under the Securities Act or any state securities act on the grounds that the issuance thereof is exempt and (ii) such exemption is based in part on his representations and warranties herein; and POWER further understands that such Partnership interest cannot be sold or transferred in the absence of an effective registration statement under the Securities Act and any applicable state securities act or an exemption therefrom.

ARTICLE 8.  INDEMNIFICATION.

          8.1   INDEMNITY FOR ACTS AND OMISSIONS.

                (a) The General Partner shall be indemnified and held harmless by the Partnership from and against any and all claims, demands, liabilities, costs, damages and causes of action arising out of or incidental to its management or administration of the affairs of the Partnership.

                (b) Indemnifications authorized under this Section 8.1 shall include payment of reasonable attorneys' fees or other expenses incurred in connection with settlement or in any legal proceeding, and the removal of any liens affecting any property of the indemnitee. Such indemnification rights shall be cumulative of, and in addition to, any and all rights, remedies and recourses to which a Partner or the Partnership shall be entitled, whether or not pursuant to the provisions of this Agreement, at law or in equity.

ARTICLE 9.  RIGHTS AND OBLIGATIONS OF THE LIMITED PARTNERS.

          9.1 NO CONTROL BY THE LIMITED PARTNERS. The Limited Partners, in their capacity as Limited Partners, shall not control the Partnership's business and shall have no right or authority to act for or to bind the Partnership.

          9.2 LIMITATION ON LIABILITY. The liability of each Limited Partner shall be limited to the amount of its respective Capital Contribution under
Article 3. Except as required by law, by Article 3 or by Section 12.3, a Limited Partner shall not have any liability to contribute money to the Partnership, shall not be personally liable for any obligations of the Partnership, and shall not be obligated to make loans to the Partnership.

          9.3   POWER OF ATTORNEY.

                (a) Each Limited Partner hereby makes, constitutes and appoints the General Partner and its authorized officers, agents, successors or assigns, its true and lawful attorney-in-fact with full power and authority in its name, place, and stead to make, execute, sign, acknowledge, deliver, file and record at the appropriate public offices such documents as may be necessary or appropriate to carry out the provisions of this Agreement, including the following:

                    (i) all certificates, other agreements and amendments thereto which the General Partner deems necessary to continue the Partnership as a limited partnership in each jurisdiction in which the Partnership conducts business;

                    (ii) all instruments which the General Partner deems necessary to effect any sales or Transfers by, or the dissolution and liquidation of, the Partnership or to reflect a change or modification of such Partnership made in accordance with the terms of this Agreement; and

                    (iii) all such other instruments as may be deemed necessary or desirable by the General Partner to carry out fully the provisions of this Agreement in accordance with its terms.

                (b) The foregoing power of attorney is hereby declared to be irrevocable and coupled with an interest, and it shall survive the Bankruptcy or legal disability of any of the Partners to the fullest extent permitted by law and extend to its successors and assigns, and the Transfer of all or any part of the Partnership interest of such Partner; PROVIDED, HOWEVER, that if the General Partner or a Limited Partner Transfers all or any part of its respective Partnership interest, the foregoing power of attorney of a Transferor Partner shall survive such Transfer only until such time as the Transferee shall have been admitted to the Partnership as a Substitute Partner and all required documents and instruments shall have been duly executed, filed and recorded to effect such substitution.

ARTICLE 10.  TRANSFER OF LIMITED PARTNERSHIP INTERESTS.

          10.1 PROHIBITED TRANSFERS. The Limited Partners may not Transfer or otherwise encumber their interest in the Partnership or any part thereof in any way whatsoever except as permitted in this Article 10, and any such Transfer or encumbrance in violation of this Article 10 shall be null and void as against the Partnership, except as otherwise provided by law.

          10.2 PERMITTED TRANSFERS. At any time after the making of all Capital Contributions required by Article 3 of this Agreement, a Limited Partner may Transfer all (but not part) of its interest in the Partnership (but only if the Transferor shall not then be in material default under this Agreement), provided that:

                (a) Any Transferee shall take such interest subject to the terms, provisions and conditions of this Agreement and shall acknowledge its acceptance of this Agreement by executing and delivering to the remaining Partners an instrument in form satisfactory to said Partners whereby such Transferee assumes and agrees to be bound by all the terms, provisions and conditions hereof and to become, in the place of the transferring Limited Partner, a Partner for all purposes herein (although in connection with such Transferee's assumption of obligations hereunder, such Transferee shall be entitled to the benefit of any limitation upon the liability of the Transferor hereunder).

                (b) Such Transfer must be for cash consideration, and all costs to the Partnership of such Transfer shall be paid by the Transferee or Transferor.

                (c) The General Partner shall have Consented to the Transfer which Consent the General Partner may grant or withhold in its sole discretion.

                (d) Before consummating a Transfer of its interest in the Partnership in a transaction otherwise permitted under this Section 10.2, the Limited Partner desiring to consummate such Transfer (the "Assigning Limited Partner") shall give written notice to the General Partner of the proposed transaction and shall deliver to the General Partner with such notice a copy of the bona fide written offer from a prospective Transferee (such notice from the Assigning Limited Partner, together with such copy of the bona fide written offer, being hereinafter collectively called "Partnership Offer Notice") setting forth the name of the prospective Transferee and all of the material terms and conditions on which the Assigning Limited Partner intends to Transfer such interest in the Partnership, and the General Partner shall then have 30 days after the giving of the Partnership Offer Notice, together with the delivery of such offer, to elect (by giving notice of the same to the Assigning Limited Partner) to purchase such interest of the Assigning Limited Partner for the purchase price and on the same terms and conditions as set forth in such Partnership Offer Notice, and in the event the General Partner makes such election, the transaction shall be closed within a period of 30 days after the making of such election, with the time, place and date (within such period) as specified by the General Partner in the notice of its election. If the General Partner shall fail to give notice of this election, then the Assigning Limited Partner may Transfer such Partnership interest (provided such Transfer is otherwise permitted under this Article 10), at any time or times within 180 days after the giving of such Partnership Offer Notice, for a purchase price and on terms and conditions no more favorable to the Transferee than those contained in the Partnership Offer Notice and only to the person identified in the

Partnership Offer Notice, and if such Transfer is not consummated within said 180-day period, then the General Partner's rights to notice and to purchase as aforesaid shall reapply to any pending Transfer and continue with respect to any other proposed Transfer of the Partnership interest of the Assigning Limited Partner. If a Transferee of a limited partnership interest does not become a Substitute Limited Partner pursuant to Section 10.3, the Partnership shall not recognize the Transfer and the Transferee shall not have any rights to require any information on account of the Partnership's business, inspect the Partnership's books, or vote on Partnership matters.

          10.3 SUBSTITUTE LIMITED PARTNER. A Transferee of the whole or any part of a Limited Partnership interest shall have the right to become a Substitute Limited Partner in place of its Transferor only if all of the following conditions are satisfied:

                (a) the fully executed and acknowledged written instrument of assignment which has been filed with the Partnership sets forth a statement of the intention of the Transferor that the Transferee become a Substitute Limited Partner in his place;

                (b) the Transferee executes, adopts and acknowledges this Agreement and agrees to assume all the obligations of its Transferor, and a certificate evidencing the admission of such Person as a Substitute Limited Partner shall have been filed for recording;

                (c) any reasonable costs to the Partnership of the Transfer shall have been paid to the Partnership; and

                (d) the General Partner shall have Consented to the substitution, which Consent it may grant or withhold in its sole discretion.

          10.4  INVOLUNTARY WITHDRAWAL BY THE LIMITED PARTNER.

                (a) If a Limited Partner who is a natural person does not, by written instrument, designate a Person to become a Transferee of his Partnership interest upon his death, then his personal representative shall have all the rights of such Partnership interest for the purpose of settling or managing his estate, and such power as the decedent possessed to Transfer his Partnership interest to a Transferee and to join with such Transferee in making application to substitute such Transferee as a Substitute Limited Partner.

                (b) Upon the Bankruptcy, dissolution or other cessation of existence of a Limited Partner which is not a natural person, the authorized representative of such entity shall have all the rights of a Partner for the purpose of effecting the orderly winding up and dissolution of the business of such entity and such power as such entity possessed to designate a successor as a Transferee of its Partnership interest and to join with such Transferee in making application to substitute such Transferee as a Substitute Limited Partner.

                (c) The death, Bankruptcy, disability or legal incapacity of a Limited Partner shall not dissolve or terminate the Partnership.

ARTICLE 11.  WITHDRAWAL OF THE GENERAL PARTNER

          11.1 ASSIGNMENT OR WITHDRAWAL BY THE GENERAL PARTNER. The General partner may not Transfer its interest as a General Partner, in whole or in part, or withdraw from the Partnership, except as permitted by this Article 11.

          11.2 VOLUNTARY ASSIGNMENT OR WITHDRAWAL OF THE GENERAL PARTNER. Upon giving 120 days' notice to the Limited Partners, the General Partner may voluntarily withdraw from the Partnership or sell, transfer or assign its interest only if:

                (a) another Person has agreed to serve as successor General Partner;

                (b) such Person has satisfied the terms and conditions set forth in Section 11.3; and

                (c) the substitution of such Person will not cause the Partnership to lose its status as a limited partnership for Federal income tax purposes.

          11.3  REMOVAL OF THE GENERAL PARTNER.

                (a) In the event of the Bankruptcy of the General Partner, at the discretion of the Limited Partners, the General Partner may be removed as General Partner. Any dispute that may arise regarding such removal shall be submitted to arbitration pursuant to Section 14.14 hereof. In the event of such dispute, the General Partner shall be removed only upon the issuance of an arbitral decision that is final and nonappealable.

                (b) If the General Partner is removed as General Partner, its Partnership interest shall be converted to that of a Limited Partner, it shall continue to receive allocations under Article 4 and distributions under Article 5 as if it had remained General Partner, and it shall continue to have all the benefits of a Limited Partner, except that it shall not participate in the management of the Partnership or approve its successor General Partner pursuant to Section 11.4(a). In the event the General Partner is removed pursuant to this
Section 11.3, the Limited Partners may select another Person as a Substitute General partner and the Consent of the General Partner which was removed shall not be required.

          11.4  SUCCESSOR GENERAL PARTNER.

          A Person shall be admitted as a successor General Partner only if the following terms and conditions are satisfied:

                (a) the admission of such Person shall have been Consented to by the Limited Partners;

                (b) the Person shall have accepted and agreed to be bound by all the terms and provisions of this Agreement by executing a counterpart thereof and such other documents or instruments as may be required or appropriate in order to effect the admission of such Person as a General Partner;

                (c) a certificate evidencing the admission of such Person as a General Partner shall have been filed for recordation;

                (d) if the successor General Partner is a corporation, it shall have provided counsel for the Partnership with a certified copy of a resolution of its Board of Directors authorizing it to become the General Partner; and

                (e) none of the actions taken in connection with such transfer or admission will have a material adverse tax effect upon the Partnership.

ARTICLE 12. DISSOLUTION AND WINDING UP AFFAIRS.

          12.1 DISSOLUTION. No act, thing, occurrence, event or circumstance shall cause or result in the dissolution of the Partnership, except that the Partnership shall dissolve and terminate upon the happening of any one of the following Dissolution Events:

                (a) The retirement, death, insanity, or Bankruptcy of the General Partner (if a natural person), or the General Partner's cessation to exist as a legal entity (if other than a natural person);

                (b) The determination by all the Partners that the Partnership should be dissolved, in accordance with state law;

                (c) The sale of all of the Partnership's property;

                (d) An agreement in writing by all the Partners; or

                (e) The expiration of the term of the Partnership pursuant to
Section 2.5 of this Agreement.

          12.2 WINDING UP. In the event of the dissolution of the Partnership for any reason, the Liquidator (who shall be the General Partner unless, the Dissolution Event shall be that set forth in Section 12.1(a), in which event the Liquidator shall be a Limited Partner then having the greatest distribution percentage or the Limited Partners jointly if they have equal distribution percentages) shall commence to wind up the affairs of the Partnership and to liquidate its investments. The proceeds of such liquidation shall be applied and distributed as set forth in Section 12.3. The Partners shall continue to share profits and losses, gain or loss on sale or disposition of Partnership property, Net Cash Flow, and Net Sale or Refinancing Proceeds during the period of winding up in the same manner and proportion as before the dissolution. The Partner or Partners obligated to wind up the affairs of the Partnership shall have full right and unlimited discretion to manage the business of the Partnership during the winding up period and to determine in good faith the time, manner and terms of any sale or sales of Partnership property pursuant to such liquidation.

          12.3 DISTRIBUTIONS UPON DISSOLUTION AND TERMINATION. After all liabilities and obligations of the Partnership, including all expenses of liquidation, shall have been paid or provided for (whether by such reserve as the Liquidator shall deem appropriate or otherwise), and all items of gain, loss, deduction and credit shall have been allocated in accordance with Article 4, and after any distributions of Net Cash Flow and Net Sale or Refinancing Proceeds pursuant to Sections 5.1 and 5.2, any proceeds from the liquidation of the Partnership shall be distributed to the Partners with positive Capital Account balances in proportion to such Capital Account balances within the period specified in Treasury Regulation Section 1.704-l(b)(2)(ii)(b)(2). Any Partner with a deficit in his Capital Account following the complete distribution of the liquidation proceeds will be required to restore the amount of such deficit to the Partnership within the period specified in Treasury Regulation Section 1.704-l(b)(2)(ii)(b)(3), which amount will be paid first to creditors and the remaining balance, if any, will be distributed to the Partners in proportion to the Partners' Capital Account balances.

ARTICLE 13. ACCOUNTING AND REPORTS.

          13.1 BOOKS AND RECORDS. The General Partner shall maintain or cause to be maintained at the office of the Partnership this Agreement and all amendments thereto and full and accurate books of the Partnership showing all receipts and expenditures, assets and liabilities, profits and losses, and all other books, records and information required by the Partnership Act as necessary for recording the Partnership's business and affairs. The Partnership's books and records shall be maintained on an accrual basis in accordance with GAAP. Such docu-ments, books and records shall be maintained at such office until five years after the termination and liquidation of the Partnership.

          13.2  REPORTS TO PARTNERS.

                (a) Within 60 days after the end of each fiscal quarter, the General Partner shall send to the Limited Partners an unaudited closing balance sheet as of the end of such fiscal quarter and a statement of operations for such fiscal quarter. Within 90 days after the end of such Fiscal Year, the General Partner shall send to the Limited Partners an unaudited closing balance sheet as of the end of such Fiscal Year and a statement of operations for such Fiscal Year.

                (b) As soon as practicable after the end of each Fiscal Year, the General Partner shall furnish to the Partners reports containing at least the following information:

                    (i) by each April 1, Service Form K-l, or any similar form as may be required by the Code or the Service; and

                    (ii) a reconciliation between the aforementioned unaudited financial reports prepared by the General Partner and the basis the Partnership uses for preparation of its Federal income tax returns.

          13.3  ANNUAL TAX RETURNS.

                (a) The General Partner is hereby designated the "Tax Matters Partner" for Federal income tax purposes pursuant to section 6231 of the Code with respect to all taxable years of the Partnership and is authorized to do whatever is necessary to qualify as such. The General Partner shall prepare or cause to be prepared all tax and information returns required of the Partnership (including, but not limited to, Federal, state and local income tax and information returns), which returns shall be reviewed in advance of filing by the Independent Accountant. The Partners shall file their individual or corporate returns in a manner consistent with the Partnership tax and information returns.

                (b) The General Partner shall do all acts, make all elections, and take whatever reasonable steps are required to maximize, in the aggregate, the Federal, state and local income tax advantages available to the Partnership and shall defend all tax audits and litigation with respect thereto. The General Partner shall maintain the books, records and tax returns of the Partnership in a manner consistent with the acts, elections and steps taken by the Partnership.

          13.4 ACTIONS IN EVENT OF AUDIT. If an audit of any of the Partnership's tax returns shall occur, the General Partner shall, at the expense of the Partnership, participate in the audit and may contest, settle or otherwise compromise assertions of the auditing agent which may be adverse to the Partnership. The General Partner may, if it determines that the retention of accountants and/or other professionals would be in the best interests of the Partnership, retain such accountants, and/or other professionals, to assist in such audits (if any). The Partnership shall indemnify and reimburse the General Partner for all expenses, including legal and accounting fees, claims, liabilities, losses and damages to the extent borne by the General Partner, incurred in connection with any administrative or judicial proceeding with respect to any audit of the Partnership's tax returns. The payment of all such expenses to which this indemnification applies shall be made before any distributions pursuant to Section 5.1 or 5.2 of this Agreement. Neither the General Partner, or any Affiliates, nor any other Person shall have any obligation to provide funds for such purpose. The taking of any action and the incurrence of any expense by the General Partner in connection with any such proceeding, except to the extent required by law, is a matter in the sole discretion of the General Partner; PROVIDED, HOWEVER, that the decision to take any action or not to take any action shall be made in accordance with the General Partner's fiduciary duty as set forth in Section 6.2 of this Agreement. The indemnification set forth in Section 8 of this Agreement shall be fully applicable to the General Partner in its capacity as Tax Matters Partner.

ARTICLE 14.  GENERAL PROVISIONS.

          14.1 AMENDMENTS. This Agreement may be amended only upon the written consent of all Partners.

          14.2 TITLE TO PARTNERSHIP PROPERTY. All property owned by the Partnership, whether real or personal, tangible or intangible, shall be deemed to be owned by the Partnership as an entity, and no Partner, individually, shall have any ownership of such property. The Partnership may hold any of its assets in its own name or in the name of its nominee for the benefit of the Partnership, which nominee may be one or more individuals, corporations, partnerships, trusts or other entities.

          14.3 NOTICES. All notices and other communications required or permitted by this Agreement or by law to be served upon or given to a party hereto by any other party hereto shall be deemed duly served and given when received after being delivered by hand or sent by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

          If to PI or KTI:

                411 Hackensack Avenue
                Hackensack, New Jersey 07601
                Attention:  Nicholas Menonna, Jr.
                            Executive Vice President

          If to CEC:

                c/o Central Equipment Company
                Stillwater, Maine 04489

                Attention:  Mr. Ralph E. Leonard
                            President


          If to BSSN:

                One Monument Square
                Portland, Maine 04101:

                Attention:  Gordon F. Grimes, Esq.
                            Vice President

          If to POWER:

                c/o Fechtor, Detwiler & Co.
                155 Federal Street
                Boston, Massachusetts 02110

Each Partner may change its address for the purpose of this Section 14.3 by giving written notice of such change to the other Partners in the manner provided in this Section 14.3.

          14.4 GOVERNING LAW. This Agreement shall be governed by the laws of the State of Maine, without reference to the conflicts of laws or principles thereof.

          14.5 HEADINGS. The headings of the articles and sections of this Agreement are inserted for convenience only and are not to be deemed to constitute a part of this Agreement.

          14.6 FURTHER AND ADDITIONAL DOCUMENTS AND REPORTS. Each of the parties hereto agrees to execute, acknowledge and verify, if required to do so, all further or additional documents as may be reasonably necessary to effectuate fully the terms of this Agreement.

          14.7 COUNTERPARTS. This Agreement may be executed in counterparts, each one of which shall be considered an original, and all of which, when taken together, shall constitute one and the same instrument.

          14.8 BINDING ON SUCCESSORS AND ASSIGNS. Except as otherwise specifically provided herein, this Agreement shall be binding upon and inure to the benefit of the executors, administrators, successors, and assigns of the respective Partners.

          14.9 WAIVER. The terms, conditions, covenants, representations, and warranties hereof may be waived only by a written instrument executed by the Partner waiving compliance. The failure of a Partner at any time or times to require performance of any provision hereof shall in no manner affect its right at a later time to enforce the same. The waiver of any breach of any term, covenant, or condition of this Agreement by any of the parties hereto shall not constitute a continuing waiver or waiver of any subsequent breach, either of the same or of any other additional or different term, covenant, or condition of this Agreement.

          14.10 SEVERABILITY. Whenever possible, each provision of this Agreement and all related documents shall be interpreted in such a manner as to be valid under applicable law, but if any such provision is invalid or prohibited under said applicable law, such provision shall be ineffective to the extent of such invalidity or prohibition without invalidating the remainder of such provision or the remaining provisions of the affected documents.

          14.11 ATTORNEYS' FEES. The parties hereto agree that in the event any party to this Agreement shall be required to initiate legal or arbitration proceedings to enforce performance of any term or condition of this Agreement including, but not limited to, the payment of monies or the enjoining of any action prohibited hereunder, the prevailing party shall be entitled to recover such sums, in addition to any other damages or compensation received, as will reimburse such prevailing party for attorneys' fees-and court and/or arbitration costs incurred on account thereof, regardless of whether such action proceeds to final judgment or determination.

          14.12 CREDITORS. None of the provisions of this Agreement shall be for the benefit of or enforceable by a creditor of the Partnership or of a Partner.

          14.13 REMEDIES. Except as may be provided explicitly in this Agreement, the rights and remedies of any of the parties hereunder shall not be mutually exclusive, and the exercise of one or more of the provisions hereof shall not preclude the exercise of any other provision hereof. Each of the Partners confirms that monetary damages may be an inadequate remedy for breach or threat of breach of any provision hereof. The respective rights and obligations hereunder shall be enforceable by specific performance, injunction, or other equitable remedy, but nothing herein contained is intended to limit or affect any rights at law or by statute or otherwise of any party aggrieved as against the other for a breach or threat of breach of any provision hereof, it being the intention by this Section 14.13 to make clear the agreement of the parties hereunder that this Agreement shall be enforceable in equity as well as at law or otherwise.

          14.14 ARBITRATION. Any party hereto may require the arbitration of any matter or matters arising under or in connection with this Agreement. Arbitration is initiated and required by giving notice specifying the matter to be arbitrated. If legal action is already pending on any matter concerning which the notice is given, the notice is ineffective unless given before the expiration of 20 days after service of process on the person giving the notice. Except as provided to the contrary in these provisions on arbitration, the arbitration shall be held in Portland, Maine, and shall be in conformity with and subject to the then applicable rules and procedures of the American Arbitration Association (or any successor thereto). If the American Arbitration Association is not then in existence and there is no successor, or if for any reason the American Arbitration Association fails or refuses to act, the arbitration shall be in conformity with and subject to the provisions of applicable statutes (if any) relating to arbitration at the time of the notice. The arbitrators shall be bound by this Agreement and all related agreements. Pleadings in any action pending on the same matter shall, if arbitration is required, be deemed amended to limit the issues to those contemplated by the rules prescribed above. The costs of arbitration, including arbitrator's fees, shall be paid by the nonprevailing party. The number and selection of arbitrators shall be in accordance with the rules prescribed above, except that each arbitrator selected shall be familiar with the subject matter of the issues to be arbitrated, such as, by way of example, partnership accounting, or management of waste-to-energy facilities, or such other subject matter as may be at issue.

          14.15 PAYMENTS ON NONBUSINESS DAYS. Whenever any payment to be made hereunder shall be stated to be due on a Saturday, Sunday or a public holiday under the laws of the jurisdiction in which payment is to be made, such payment may be made on the next succeeding business day.

          14.16 SCHEDULES AND EXHIBITS. Each of the Schedules and Exhibits attached hereto is hereby incorporated herein and made a part hereof for all purposes, and references thereto contained herein shall be deemed to include this reference and incorporation.

          14.17 NUMBER AND GENDER. Unless the context clearly indicates otherwise, where appropriate in this Agreement, the singular shall include the plural and the masculine shall include the feminine and the neuter, and VICE VERSA.

          14.18 TERMINATION OF LETTER AGREEMENTS. This Agreement supersedes the letter agreements attached as Exhibits A, B and C hereto, and such letter agreements are hereby terminated and of no further force or effect.

          IN WITNESS WHEREOF, the parties hereto have signed and sworn to this First Amended and Restated Agreement and Certificate of Limited Partnership the day and year first above written.

                                        THE GENERAL PARTNER:

                                        PERC, INC.

                                        By: /s/ Nicholas Menonna, Jr.
                                            ------------------------------------
                                            Nicholas Menonna, Jr.
                                            Executive Vice President

                                        THE LIMITED PARTNERS:

                                        CENTRAL ENERGY COMPANY

                                        By: Central Energy Corporation I
                                            General Partner

                                        By:
                                            ------------------------------------
                                            Ralph E. Leonard
                                            President

                                        By:
                                            ------------------------------------
                                            Clark Young
                                            General Partner

                                        BERNSTEIN, SHUR, SAWYER
                                          AND NELSON, P.A.


                                        By: /s/ Gordon F. Grimes
                                            ------------------------------------
                                            Gordon F. Grimes
                                            Vice President

                                        /s/ Jeffrey R. Power
                                        ----------------------------------------
                                        JEFFREY R. POWER
                                        Individually

                                        THE WITHDRAWING LIMITED PARTNER:


                                        KUHR TECHNOLOGIES, INC.

                                        By: /s/ Nicholas Menonna, Jr.
                                            ------------------------------------
                                            Nicholas Menonna, Jr.
                                            Executive Vice President

          IN WITNESS WHEREOF, the parties hereto have signed and sworn to this First Amended and Restated Agreement and Certificate of Limited Partnership the day and year first above written.

                                        THE GENERAL PARTNER:

                                        PERC, INC.

                                        By:
                                            ------------------------------------
                                            Nicholas Menonna, Jr.
                                            Executive Vice President

                                        THE LIMITED PARTNERS:

                                        CENTRAL ENERGY COMPANY

                                        By: Central Energy Corporation I
                                            General Partner

                                        By: /s/ Ralph E. Leonard
                                            ------------------------------------
                                            Ralph E. Leonard
                                            President

                                        By: Central Energy Corporation II
                                            General Partner

                                        By: /s/ Clark Young
                                            ------------------------------------
                                            Clark Young
                                            President

                                        BERNSTEIN, SHUR, SAWYER
                                         AND NELSON, P.A.

                                        By:
                                            ------------------------------------
                                            Gordon F. Grimes
                                            Vice President


                                        ----------------------------------------
                                        JEFFREY R. POWER
                                        Individually

                                       40A

STATE OF NEW YORK   )
                    ) SS.
COUNTY OF NEW YORK  )

          Personally appeared before me, Nicholas Menonna, Jr., Executive Vice President of PERC, INC., to me known to be the person who executed the foregoing instrument in the name and on behalf of said corporation, who, being duly sworn, did acknowledge the same to be his free, voluntary, true and lawful act in said capacity and the free, voluntary, true and lawful act of said corporation and who did declare that the statements therein set forth are true to the best of his knowledge and belief.

          GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 15th day of May, 1986.

                                            /s/ Mary Teresa Fahy
                                            ------------------------------------

[SEAL]

My commission expires:

         MARY TERESA FAHY
Notary Public, State of New York
         No. 41-4343808
     Qualified in Queens County
 Commission Expires March 30, 1987

STATE OF MAINE        )                                             May 14, 1986
                      ) SS.
COUNTY OF PENOBSCOT   )

          Personally appeared before me, Clark Young, President of CENTRAL ENERGY CORPORATION II, a partner of Central Energy Company, to me known to be the person who executed the foregoing instrument in the name and on behalf of said partnership, who, being duly sworn, did acknowledge the same to be his free, voluntary, true and lawful act in said capacity and the free, voluntary, true and lawful act of said partnership and who did declare that the statements therein set forth are true to the best of his knowledge and belief.


                                                 /s/ George M. Thomas III
                                                 ------------------------
                                                    GEORGE M. THOMAS III
                                                    NOTARY PUBLIC - MAINE
                                            MY COMMISSION EXPIRES SEPT. 19, 1987

STATE OF MAINE        )                                             May 14, 1986
                      ) SS.
COUNTY OF PENOBSCOT   )

          Personally appeared before me, Ralph E, Leonard, President of CENTRAL ENERGY CORPORATION I, a partner of Central Energy Company, to me known to be the person who executed the foregoing instrument in the name and on behalf of said partnership, who, being duly sworn, did acknowledge the same to be his free, voluntary, true and lawful act in said capacity and the free, voluntary, true and lawful act of said partnership and who did declare that the statements therein set forth are true to the best of his knowledge and belief.


                                                 /s/ George M. Thomas III
                                                    GEORGE M. THOMAS III
                                                    NOTARY PUBLIC - MAINE
                                            MY COMMISSION EXPIRES SEPT. 19, 1987

STATE OF MAINE      )                                               May 19, 1986
                    ) SS.
COUNTY OF CUMBERLAND)

          Personally appeared before me, Gordon F. Grimes, Vice President of Bernstein, Shur, Sawyer and Nelson, P.A. to me known to be the person who executed the foregoing instrument in the name and on behalf of said professional association, who, being duly sworn, did acknowledge the same to be his free, voluntary, true and lawful act in said capacity and the free, voluntary, true and lawful act of said professional association and who did declare that the statements therein set forth are true to the best of his knowledge and belief, and, insofar as based upon information and belief, he believes them to be true.

                                        Before me,

                                        /s/ [ILLEGIBLE]
                                        ---------------------------------------
                                        Notary Public

                                                  MY COMMISSION EXPIRES
                                                    OCTOBER 2, 1987.

STATE OF MASS       )                                               May 14, 1986
                    ) SS.
COUNTY OF SUFFOLK   )

          Personally appeared before me, Jeffrey R. Power, to me known to be the person who executed the foregoing instrument, who, being duly sworn, did acknowledge the same to be his free, voluntary, true and lawful act in said capacity who did declare that the statements therein set forth are true to the best of his knowledge and belief.

                                        /s/ Daniel Briansky
                                        ----------------------
                                        My commission expires: 4-9-93

STATE OF NEW YORK   )
                    ) SS.
COUNTY OF NEW YORK  )

          Personally appeared before me, Nicholas Menonna, Jr., Executive Vice President of KUHR TECHNOLOGIES, INC., to me known to be the person who executed the foregoing instrument in the name and on behalf of said corporation, who, being duly sworn, did acknowledge the same to be his free, voluntary, true and lawful act in said capacity and the free, voluntary, true and lawful act of said corporation and who did declare that the statements therein set forth are true to the best of his knowledge and belief.

          GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 15th day of May, 1986.

                                        /s/ Mary Teresa Fahy
                                        ----------------------------------------
[SEAL]

My commission expires:

         MARY TERESA FAHY
Notary Public, State of New York
         No. 41-4543808
     Qualified in Queens County
 Commission Expires March 30, 1987

                                        Filing Fee $250.00

        DOMESTIC                            19860013LP            $250.00
  LIMITED PARTNERSHIP                       -----------        ------------
                                            FILE NO.              FEE PAID
                                            ------------------------------------
    STATE OF MAINE                                         FILED

CERTIFICATE OF AMENDMENT                               March 31, 1992
                                                      ----------------

   PERC Management Company                           /s/ Gary Cooper
-----------------------------                    -------------------------
(Name of Limited Partnership)                    Deputy Secretary of State

[LOGO]
                                          A TRUE COPY WHEN ATTESTED BY SIGNATURE

                                                --------------------------
                                                Deputy Secretary of State

Pursuant to 31 MRSA Section 422, the undersigned limited partnership executes and delivers for filing this certificate of amendment:

FIRST: The name of the limited partnership has been changed to (if no change, so indicate)

          PERC Management Company Limited Partnership
          ---------------------------------------------------------------------
           (The words "Limited Partnership" must be contained in name
                      Section 403.1.A. and Section 524.1.B.)

SECOND: The name and business, residence or mailing address of each NEW general partner is (if no change, so indicate):

           NAME                                    ADDRESS

PERC, Inc. [a Delaware corporation]**     7000 BOULEVARD EAST
                                          GUTTENBERG, NEW JERSEY 07093

          / / Names and addresses of additional new general partners are attached hereto as Exhibit_____, and made a part hereof.

THIRD: The name of each WITHDRAWING general partner is (if no change, so indicate):

          PERC, Inc.  [a Maine corporation]**
          ---------------------------------------------------------------------

          ---------------------------------------------------------------------

          / / Names of additional withdrawing general partners are attached hereto as Exhibit_____, and made a part hereof.

FOURTH: Other amendments to the certificate, if any, that the partners determine to adopt are set forth in Exhibits A & ? attached hereto and made a part hereof.

          ** The domicile of the general partner, PERC, Inc., has been changed by the merger of PERC, Inc., a Maine Corporation, into PERC, Inc., a Delaware corporation.

                                        Filing Fee $250.00

        DOMESTIC                            19860013LP            $250.00
  LIMITED PARTNERSHIP                       -----------        ------------
                                            FILE NO.              FEE PAID
                                            ------------------------------------
    STATE OF MAINE                                         FILED

CERTIFICATE OF AMENDMENT                               March 31, 1992
                                                      ----------------

   PERC Management Company                           /s/ Gary Cooper
-----------------------------                    -------------------------
(Name of Limited Partnership)                    Deputy Secretary of State

[LOGO]
                                          A TRUE COPY WHEN ATTESTED BY SIGNATURE

                                                --------------------------
                                                Deputy Secretary of State

Pursuant to 31 MRSA Section 422, the undersigned limited partnership executes and delivers for filing this certificate of amendment:

FIRST: The name of the limited partnership has been changed to (if no change, so indicate)

          PERC Management Company Limited Partnership
          ---------------------------------------------------------------------
           (The words "Limited Partnership" must be contained in name
                      Section 403.1.A. and Section 524.1.B.)

SECOND: The name and business, residence or mailing address of each NEW general partner is (if no change, so indicate):

           NAME                                    ADDRESS

PERC, Inc. [a Delaware corporation]**     7000 BOULEVARD EAST
                                          GUTTENBERG, NEW JERSEY 07093

          / / Names and addresses of additional new general partners are attached hereto as Exhibit_____, and made a part hereof.

THIRD: The name of each WITHDRAWING general partner is (if no change, so indicate):

          PERC, Inc.  [a Maine corporation]**
          ---------------------------------------------------------------------

          ---------------------------------------------------------------------

          / / Names of additional withdrawing general partners are attached hereto as Exhibit_____, and made a part hereof.

FOURTH: Other amendments to the certificate, if any, that the partners determine to adopt are set forth in Exhibits A & ? attached hereto and made a part hereof.

          ** The domicile of the general partner, PERC, Inc., has been changed by the merger of PERC, Inc., a Maine Corporation, into PERC, Inc., a Delaware corporation.

                               FIRST AMENDMENT TO
              FIRST AMENDED AND RESTATED AGREEMENT AND CERTIFICATE
                OF LIMITED PARTNERSHIP OF PERC MANAGEMENT COMPANY

     AMENDMENT made this 26th day of February, 1992 to the FIRST AMENDED AND RESTATED AGREEMENT AND CERTIFICATE OF LIMITED PARTNERSHIP OF PERC MANAGEMENT COMPANY (the "Partnership Agreement") by and among the undersigned, being all of the Partners, both General and Limited, of PERC Management Company (the "Partnership").

     WHEREAS, the Partnership was formed pursuant to a partnership agreement and certificate dated August 13, 1985 and filed with the Office of the Secretary of State of Maine on August 15, 1985, and such partnership agreement and certificate was amended and restated in its entirety by the Partnership Agreement, dated May 14, 1986 and filed with the Office of the Secretary of State of Maine on May 20, 1986; and

     WHEREAS, the Partners of the Partnership desire to amend the Schedule A attached to the Partnership Agreement in order to provide for the withdrawal of Bernstein, Shur, Sawyer and Nelson, P.A. ("BSSN"), and Jeffrey R. Power, a Massachusetts resident ("Power"), each as a limited partner and the admission of KTI Limited Partners, a Delaware corporation ("KTI") as a substitute limited partner, all as authorized pursuant to Article 10 thereof; and

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

     1. Each of BSSN and Power hereby withdraws from the Partnership and KTI is hereby admitted and accepted as a substitute limited partner in place of each of BSSN and Power. KTI hereby acquires and assumes all rights, interests and obligations of each of BSSN and Power as a limited partner in the Partnership and agrees to be bound by all of the provisions of the Partnership Agreement. In furtherance of the foregoing, all references in the Partnership Agreement to "Bernstein, Shur, Sawyer and Nelson, P.A." and "Jeffrey R. Power" are hereby amended to read "KTI Limited Partners, Inc.".

     2. This Agreement shall be deemed to be effective for all purposes as of October 30, 1990. Except as hereby expressly amended, the Partnership Agreement is reaffirmed.

                                                                       EXHIBIT A

     3. This Agreement may be executed in counterparts, each one of which shall be considered an original, and all of which, when taken together, shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the undersigned have executed the foregoing instrument as of the date and year first above written.

                                          SUBSTITUTE LIMITED PARTNER:

                                            KTI Limited Partners, Inc.

                                          By: /s/ [ILLEGIBLE]
                                             -----------------------------------
                                             Its CFO

                                          WITHDRAWING LIMITED PARTNERS

                                            Bernstein, Shur, Sawyer
                                              and Nelson, P.A.

                                          By:
                                             -----------------------------------
                                             Its

                                          Jeffrey R. Power, Individually

                                          --------------------------------------
                                          GENERAL PARTNER

                                          PERC, Inc.

                                          By: /s/ [ILLEGIBLE]
                                             -----------------------------------
                                             Its CFO

                                           LIMITED PARTNER

                                            Central Energy Company

                                            By:  Central Energy
                                                 Corporation I, General
                                                 Partner

                                                 By: /s/ Ralph E. Leonard
                                                   -----------------------------
                                                    Its Pres.

                                            By:  Central Energy
                                                 Corporation II, General
                                                 Partner

                                              By: /s/ Clark Young
                                                 -------------------------------
                                                 Clark Young, General
                                                 Partner

     3. This Agreement may be executed in counterparts, each one of which shall be considered an original, and all of which, when taken together, shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the undersigned have executed the foregoing instrument as of the date and year first above written.

                                          SUBSTITUTE LIMITED PARTNER:

                                            KTI Limited Partners, Inc.

                                          By:
                                             -----------------------------------
                                             Its

                                          WITHDRAWING LIMITED PARTNERS

                                            Bernstein, Shur, Sawyer
                                              and Nelson, P.A.

                                          By: /s/ [ILLEGIBLE]
                                             -----------------------------------
                                              Its Vice President

                                          Jeffrey R. Power, Individually


                                          --------------------------------------
                                          GENERAL PARTNER

                                          PERC, Inc.

                                          By:
                                              ----------------------------------
                                              Its

                                          LIMITED PARTNER

                                            Central Energy Company

                                            By: Central Energy
                                                Corporation I, General
                                                Partner

                                                By:
                                                   -----------------------------
                                                   Its

                                            By: Central Energy
                                                Corporation II, General
                                                Partner

                                                By:
                                                   -----------------------------
                                                   Clark Young, General
                                                   Partner

     3. This Agreement may be executed in counterparts, each one of which shall be considered an original, and all of which, when taken together, shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the undersigned have executed the foregoing instrument as of the date and year first above written.

                                          SUBSTITUTE LIMITED PARTNER:

                                            KTI Limited Partners, Inc.

                                          By:
                                             -----------------------------------
                                             Its

                                          WITHDRAWING LIMITED PARTNERS

                                            Bernstein, Shur, Sawyer
                                             and Nelson, P.A.

                                          By:
                                             -----------------------------------
                                             Its

                                          Jeffrey R. Power, Individually

                                          /s/ Jeffrey R. Power
                                          --------------------------------------
                                          GENERAL PARTNER

                                          PERC, Inc.

                                          By:
                                              ----------------------------------
                                              Its

                                          LIMITED PARTNER

                                            Central Energy Company

                                            By: Central Energy
                                                Corporation I, General
                                                Partner

                                                By:
                                                   -----------------------------
                                                   Its

                                            By: Central Energy
                                                Corporation II, General
                                                Partner

                                                By:
                                                   -----------------------------
                                                   Clark Young, General
                                                   Partner

STATE OF NEW JERSEY
COUNTY OF HUDSON, ss.                                              March 4, 1992

     Personally appeared before me MARTIN J. SERGI in his capacity as CHIEF FINANCIAL OFFICER of KTI Limited Partners, Inc., who, being duly sworn, declared that the foregoing was true and acknowledged that he executed the foregoing instrument as his free act and deed and the free act and deed of the said corporation.

                                            /s/ Francis J. Elenio
                                            ---------------------------
                                            Notary Public

                                                  FRANCIS J. ELENIO
                                             NOTARY PUBLIC OF NEW JERSEY
                                          My Commission Expires Sept. 25, 1995

STATE OF MAINE
COUNTY OF CUMBERLAND, ss                        _________________, 1992

     Personally appeared before me _______________, in his capacity as ____________of Bernstein, Shur, Sawyer and Nelson, P.A., who, being duly sworn, declared that the foregoing was true and acknowledged that he executed the foregoing instrument as his free act and deed and the free act and deed of the said corporation.


                                            ---------------------------
                                            Notary Public


STATE OF ______________
COUNTY OF______________, ss                     ___________________,1992

     Personally appeared before me Jeffrey R. Power, who, being duly sworn, declared that the foregoing was true and acknowledged that he executed the foregoing instrument as his free act and deed.


                                            ---------------------------
                                            Notary Public

STATE OF_________________
COUNTY OF________________, ss.                  __________________, 1992

     Personally appeared before me ___________, in his capacity as______________ of KTI Limited Partners, Inc., who, being duly sworn, declared that the foregoing was true and acknowledged that he executed the foregoing instrument as his free act and deed and the free act and deed of the said corporation.


                                            ---------------------------
                                            Notary Public

STATE OF MAINE
COUNTY OF CUMBERLAND, ss                                March 2, 1992

     Personally appeared before me Eric F. Saunders, in his capacity as VICE PRESIDENT of Bernstein, Shur, Sawyer and Nelson, P.A., who, being duly sworn, declared that the foregoing was true and acknowledged that he executed the foregoing instrument as his free act and deed and the free act and deed of the said corporation.

                                            /s/ Karen A. Harris
                                            ---------------------------
                                            Notary Public

                                                    KAREN A. HARRIS
                                                  NOTARY PUBLIC, MAINE
                                            MY COMMISSION EXPIRES JUNE 8, 1993

STATE OF ______________
COUNTY OF______________, ss                     ___________________, 1992

     Personally appeared before me Jeffrey R. Power, who, being duly sworn, declared that the foregoing was true and acknowledged that he executed the foregoing instrument as his free act and deed.


                                            ---------------------------
                                            Notary Public

STATE OF ______________
COUNTY OF______________, ss                     ___________________, 1992

     Personally appeared before me ________________, in his capacity as _____________ of KTI Limited Partners, Inc., who, being duly sworn, declared that the foregoing was true and acknowledged that he executed the foregoing instrument as his free act and deed and the free act and deed of the said corporation.


                                            ---------------------------
                                            Notary Public
STATE OF MAINE
COUNTY OF CUMBERLAND, ss                        __________________, 1992

     Personally appeared before me ________________, in his capacity as ____________ of Bernstein, Shur, Sawyer and Nelson, P.A., who, being duly sworn, declared that the foregoing was true and acknowledged that he executed the foregoing instrument as his free act and deed and the free act and deed of the said corporation.


                                            ---------------------------
                                            Notary Public

STATE OF MASSACHUSETTS
COUNTY OF SUFFOLK, ss                         2/28, 1992

     Personally appeared before me Jeffrey R. Power, who, being duly sworn, declared that the foregoing was true and acknowledged that he executed the foregoing instrument as his free act and deed.

                                            /s/ [ILLEGIBLE]
                                            ---------------------------
                                            Notary Public

                                            COMM EXP May 7, 1993.

STATE OF NEW JERSEY
COUNTY OF HUDSON, ss                                  March 4, 1992

     Personally appeared before me Martin J. Sergi, in his capacity as Chief Financial Officer of PERC, Inc., who, being duly sworn, declared that the foregoing was true and acknowledged that he executed the foregoing instrument as his free act and deed and the free act and deed of the said corporation.

                                           /s/ Francis J. Elenio
                                           ---------------------------
                                           Notary Public

                                                    FRANCIS J. ELENIO
                                               NOTARY PUBLIC OF NEW JERSEY
                                           My Commission Expires Sept. 25, 1995

STATE OF MAINE
COUNTY OF PENOBSCOT, ss                       February 28, 1992

     Personally appeared before me Ralph E. Leonard, in his capacity as President of Central Energy Corporation I, a general partner of Central Energy Company, who, being duly sworn, declared that the foregoing was true and acknowledged that he executed the foregoing instrument as his free act and deed and the free act and deed of the said corporation.

                                            /s/ Lynn M. Crocker
                                            ---------------------------
                                            Notary Public

                                                     Lynn M. Crocker
                                                   Notary Public, Maine
                                            My Commission Expires March 31, 1998

STATE OF Maine
COUNTY OF PENOBSCOT, ss                         February 28, 1992

     Personally appeared before me Clark Young, in his capacity as President of Central Energy Corporation, II, a general partner of Central Energy Company, who, being duly sworn, declared that the foregoing was true and acknowledged that he executed the foregoing instrument as his free act and deed and the free act and deed of the said corporation.

                                            /s/ Lynn M. Crocker
                                            ----------------------------
                                            Notary Public

                                                  Lynn M. Crocker
                                                Notary Public, Maine
                                            My Commission Expires March 31, 1998

                               SECOND AMENDMENT TO
             FIRST AMENDED AND RESTATED AGREEMENT AND CERTIFICATE OF
                 LIMITED PARTNERSHIP OF PERC MANAGEMENT COMPANY,
           HEREBY RENAMED PERC MANAGEMENT COMPANY LIMITED PARTNERSHIP

SECOND AMENDMENT made as of this 18th day of March, 1992, to the FIRST AMENDED AND RESTATED AGREEMENT AND CERTIFICATE OF LIMITED PARTNERSHIP OF PERC MANAGEMENT COMPANY, as amended (the "Partnership Agreement"), by and among the undersigned, being all of the Partners, both General and Limited, of PERC Management Company (the "Partnership").

WHEREAS, the Partnership was formed pursuant to a partnership agreement and certificate dated August 13, 1985 and filed with the Office of the Secretary of State of Maine on August 15, 1985, and such partnership agreement and certificate was amended and restated in its entirety by the Partnership Agreement dated May 14, 1986 and filed with the Office of the Secretary of State of Maine on May 20, 1986, and was amended by the First Amendment to the Partnership Agreement on February 26, 1992; and

WHEREAS, the Partners of the Partnership desire to amend the Partnership Agreement in order to provide for the withdrawal of Central Energy Company ("Company"), a Maine general partnership, as a limited partner and the admission of Central Energy Corporation, a Florida corporation ("CEC"), as a substitute limited partner, all as authorized pursuant to Article 10 thereof; and

WHEREAS, the Partners of the Partnership desire to record their consent, whether or not required, to the merger of PERC, Inc., a Maine corporation ("PERC, Inc., Me."), into PERC, Inc., a Delaware corporation (PERC, Inc., Del"), wherein the latter will continue as general partner of the Partnership in place of PERC, Inc., Me.; and

WHEREAS, the Partners of the Partnership desire to bring the name of the Partnership into conformity with 31 M.R.S.A. Section 403 (1)(A), as amended effective January 1, 1992.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

1. Company hereby withdraws from the Partnership and CEC is hereby admitted and accepted as a substitute limited partner in place of Company. CEC hereby acquires and assumes all rights, interests and obligations of Company as a limited partner in the Partnership and agrees to be bound by all of the provisions of the Partnership Agreement. In furtherance

                                                                       EXHIBIT B
     of the foregoing, all references in the Partnership Agreement to "Central Energy Company" are hereby amended to read "Central Energy Corporation," except that the references to "CEC" in paragraph 6.6 thereof are amended to read "Central Energy Company, a Maine General Partnership." Notices to CEC pursuant to Article 14.3 of the Partnership Agreement shall be addressed as follows: 2625 South Atlantic Avenue, Apt. 12-A SE, Daytona Beach Shores, FL 32118; ATTN: RALPH E. LEONARD, President.

2. The name of the Partnership shall henceforth be "PERC Management Company Limited Partnership." In furtherance of the foregoing, all references in the Partnership Agreement to "PERC Management Company" are hereby amended to read "PERC Management Company Limited Partnership."

3. Pursuant to the merger of PERC, Inc., Me. into PERC, Inc., Del., the interest of PERC, Inc., Me. as general partner of the Partnership is deemed to be vested in PERC, Inc., Del. and the latter is hereby admitted and accepted as general, partner of the Partnership in place of PERC, Inc., Me. which is no longer a partner of the Partnership. PERC, Inc., Del. hereby acknowledges that it has acquired and assumed all rights, interests and obligations of PERC, Inc., Me. as a general partner in the Partnership and agrees to be bound by all the, provisions of the Partnership Agreement. In furtherance of the foregoing, all references in the Partnership Agreement to "PERC, Inc., a Maine corporation" are hereby amended to read "PERC, Inc., a Delaware corporation" and all references in the Partnership Agreement to "PERC, Inc." are hereinafter to be taken as references to PERC, Inc., Del.

4. This Agreement shall be deemed to be effective for all purposes as of March 18, 1992. Except as hereby expressly amended, the Partnership Agreement, as previously amended, is reaffirmed.

5. This Agreement may be executed in counterparts, each one of which shall be considered an original, and all of which, when taken together, shall constitute one and the same agreement.

IN WITNESS WHEREOF, the undersigned have executed the foregoing instrument as of the date and year first above written.

                                          SUBSTITUTE LIMITED PARTNER

                                          Central Energy Corporation

                                          By: /s/ Ralph E. Leonard
                                            ------------------------------------
                                              Ralph E. Leonard
                                              Its President

                                          WITHDRAWING LIMITED PARTNER

                                          Central Energy Company

                                          By:     Central Energy Corporation 1
                                                  Its general partner


                                                  By: /s/  Ralph E. Leonard
                                                   -----------------------------
                                                      Ralph E. Leonard
                                                      Its President

                                          And by: Central Energy Corporation 2
                                                  Its general partner

                                                  By:
                                                      --------------------------
                                                      Carleton C. Young, III
                                                      Its President


                                          GENERAL PARTNER

                                          PERC, Inc. [Delaware]


                                          By:
                                              ----------------------------------
                                              Martin J. Sergi
                                              Its Vice President and
                                              Chief Financial Officer


                                          MERGING GENERAL PARTNER

                                          PERC, INC. [Maine]


                                          By:
                                              ----------------------------------
                                              Martin J. Sergi
                                              Its Senior Vice President
                                              and Chief Financial Officer


                                          LIMITED PARTNER

                                          KTI Limited Partners, Inc.

                                          By:
                                             -----------------------------------
                                             Its

                                          WITHDRAWING LIMITED PARTNER

                                          Central Energy Company

                                          By:     Central Energy Corporation 1
                                                  Its general partner

                                                  By:
                                                      --------------------------
                                                      Ralph E. Leonard
                                                      Its President

                                          And by: Central Energy Corporation 2
                                                  Its general partner

                                                  By: /s/ Carleton C. Young III
                                                      --------------------------
                                                      Carleton C. Young, III
                                                      Its President

                                          GENERAL PARTNER

                                          PERC, Inc. [Delaware]

                                          By:
                                              ----------------------------------
                                              Martin J. Sergi
                                              Its Vice President and
                                              Chief Financial Officer


                                          MERGING GENERAL PARTNER

                                          PERC, INC, [Maine]


                                          By:
                                              ----------------------------------
                                              Martin J. Sergi
                                              Its Senior Vice President
                                              and Chief Financial Officer


                                          LIMITED PARTNER

                                          KTI Limited Partners. Inc.

                                          By:
                                             -----------------------------------
                                             Its

                                          WITHDRAWING LIMITED PARTNER

                                          Central Energy Company

                                          By:     Central Energy Corporation 1
                                                  Its general partner


                                                  By:
                                                      --------------------------
                                                      Ralph E. Leonard
                                                      Its President

                                          And by: Central Energy Corporation 2
                                                  Its general partner

                                                  By:
                                                      --------------------------
                                                      Carleton C. Young, III
                                                      Its President


                                          GENERAL PARTNER

                                          PERC, Inc. [Delaware]

                                          By: /s/ Martin J. Sergi
                                              ----------------------------------
                                              Martin J. Sergi
                                              Its Vice President and
                                              Chief Financial Officer


                                          MERGING GENERAL PARTNER

                                          PERC, INC. [Maine]

                                          By: /s/ Martin J. Sergi
                                              ----------------------------------
                                              Martin J. Sergi
                                              Its Senior Vice President and
                                              Chief Financial Officer


                                          LIMITED PARTNER
                                          KTI LIMITED PARTNERS, INC.

                                          By: /s/ [ILLEGIBLE]
                                              ----------------------------------
                                              Its Chairman of the Board

STATE OF FLORIDA
______________________________, ss.

     Personally appeared before me Ralph E. Leonard, in his capacity as President of Central Energy Corporation 1, a general partner of Central Energy Company, who, being duly sworn, declared that the foregoing was true and acknowledged that he executed the foregoing instrument as his free act and deed and the free act and deed of the said corporation.

                       See attached Notary Acknowledgement.

   Dated:
          -----------------                              -----------------------
                                                         Notary Public

STATE OF MAINE
_______________________, ss.

     Personally appeared before me Carleton C. Young, III in his capacity as President of Central Energy Corporation 2, a general partner of Central Energy Company, who, being duly sworn, declared that the foregoing was true and acknowledged that he executed the foregoing instrument as his free act and deed and the free act and deed of the said corporation.

   Dated:
          -----------------                              -----------------------
                                                         Notary Public

STATE OF NEW JERSEY
HUDSON, ss.

     Personally appeared before me Martin J. Sergi, in his capacity as Vice President and Chief Financial Officer of PERC, Inc. [Delaware], who, being duly sworn, declared that the foregoing was true and acknowledged that he executed the foregoing instrument as his free act and deed and the free act and deed of the said corporation.

   Dated:
          -----------------                              -----------------------
                                                         Notary Public

                             NOTARY ACKNOWLEDGEMENT

STATE OF FLORIDA
COUNTY OF VOLUSIA

The foregoing instrument, "President of Central Energy Corporation 1"
                          ------------------------------------------
                                (DESCRIPTION OF INSTRUMENT)

was acknowledged before me this 19th day of March, 1992,

by        - Ralph E. Leonard -
     ----------------------------
     (NAME OF PERSON ACKNOWLEDGED)

/ /  who is personally known to me, or

/X/  who has produced  Maine Dri Lic 7754017   as identification, and
                     -----------------------
                    (TYPE OF IDENTIFICATION)

who / /  did /X/ did not take an oath.


                                                  /s/ Diane Martin
                                    --------------------------------------------
                                    (SIGNATURE OF PERSON TAKING ACKNOWLEDGEMENT)


                                             Diane Martin - NOTARY
                                ------------------------------------------------
                                (NAME OF ACKNOWLEDGER TYPED, PRINTED OR STAMPED)
                                           (TITLE OR RANK)
                                           (SERIAL NUMBER, IF ANY)


                                    NOTARY PUBLIC, STATE OF FLORIDA.
                                    MY COMMISSION EXPIRES: APRIL 29, 1995.
                                    BONDED THRU NOTARY PUBLIC UNDERWRITERS.


(FOR INDIVIDUAL ACTING IN HIS/HER OWN RIGHT)

STATE OF FLORIDA
_____________________, ss.

     Personally appeared before me Ralph E. Leonard, in his capacity as President of Central Energy Corporation 1, a general partner of Central Energy Company, who, being duly sworn, declared that the foregoing was true and acknowledged that he executed the foregoing instrument as his free act and deed and the free act and deed of the said corporation.

     Dated:
           ------------------------          --------------------------
                                             Notary Public

STATE OF MAINE
CUMBERLAND, ss.

     Personally appeared before me Carleton C. Young, III in his capacity as President of Central Energy Corporation 2, a general partner of Central Energy Company, who, being duly sworn, declared that the foregoing was true and acknowledged that he executed the foregoing instrument as his free act and deed and the free act and deed of the said corporation.

     Dated: March 18, 1992                   /s/ Kim E. Minear
           -----------------------           --------------------------
                                             Notary Public

                                                         KIM E. MINEAR
                                                      NOTARY PUBLIC MAINE
                                            MY COMMISSION EXPIRES MARCH 18, 1996

STATE OF NEW JERSEY
HUDSON, ss.

     Personally appeared before me Martin J. Sergi, in his capacity as Vice President and Chief Financial Officer of PERC, Inc. [Delaware], who, being duly sworn, declared that the foregoing was true and acknowledged that he executed the foregoing instrument as his free act and deed and the free act and deed of the said corporation.

     Dated:
           ------------------------          --------------------------
                                             Notary Public

STATE OF FLORIDA
________________________, ss.

     Personally appeared before me Ralph E. Leonard, in his capacity as President of Central Energy Corporation 1, a general partner of Central Energy Company, who, being duly sworn, declared that the foregoing was true and acknowledged that he executed the foregoing instrument as his free act and deed and the free act and deed of the said corporation.

     Dated:
           ------------------------          --------------------------
                                             Notary Public


STATE OF MAINE
________________________, ss.


     Personally appeared before me Carleton C. Young, III in his capacity as President of Central Energy Corporation 2, a general partner of Central Energy Company, who, being duly sworn, declared that the foregoing was true and acknowledged that he executed the foregoing instrument as his free act and deed and the free act and deed of the said corporation.

     Dated:
           ------------------------          --------------------------
                                             Notary Public


STATE OF NEW JERSEY
HUDSON, ss.

     Personally appeared before me Martin J. Sergi, in his capacity as Vice President and Chief Financial Officer of PERC, Inc. [Delaware], who, being duly sworn, declared that the foregoing was true and acknowledged that he executed the foregoing instrument as his free act and deed and the free act and deed of the said corporation.

     Dated:  3/19/92                               /s/ [ILLEGIBLE]
           ------------------------          --------------------------
                                                   Attorney-at-Law

STATE OF NEW JERSEY
HUDSON, ss.

     Personally appeared before me Martin J. Sergi, in his capacity as Senior Vice President, and Chief Financial Officer of PERC, Inc. [Maine], who, being duly sworn, declared that the foregoing was true and acknowledged that he executed the foregoing instrument as his free act and deed and the free act and deed of the said corporation.


     Dated:  3/19/92                               /s/ [ILLEGIBLE]
           ------------------------          --------------------------
                                                   Attorney-at-Law


STATE OF NEW JERSEY
HUDSON, ss.

     Personally appeared before me Nicholas Menonna, Jr, in his capacity as Chairman of the Board of KTI Limited Partners, Inc., who, being duly sworn, declared that the foregoing was true and acknowledged that he executed the foregoing instrument as his free act and deed and the free act and deed of the said corporation.


     Dated: 3-20-92                                /s/ [ILLEGIBLE]
           ------------------------          --------------------------
                                                   Attorney-at-Law


STATE OF FLORIDA
_____________________, ss.

     Personally appeared before me Ralph E. Leonard, in his capacity as President of Central Energy Corporation, a Florida corporation, who, being duly sworn, declared that the foregoing was true and acknowledged that he execute the foregoing instrument as his free act and deed and the free act and deed of the said corporation.


     Dated:
           ------------------------          --------------------------
                                             Notary Public


CMK/kem
CMK/47550/.AE8

STATE OF NEW JERSEY
HUDSON, ss.

     Personally appeared before me Martin J. Sergi, in his capacity as Senior Vice President and Chief Financial Officer of PERC, Inc. [Maine], who, being duly sworn, declared that the foregoing was true and acknowledged that he executed the foregoing instrument as his free act and deed and the free act and deed of the said corporation.

     Dated:
           ------------------------          --------------------------
                                             Notary Public

STATE OF ______________________
___________________, ss.

     Personally appeared before me ____________, in his capacity as ____________ ________, of KTI Limited Partners, Inc., who being duly sworn, declared that the foregoing was true and acknowledged that he executed the foregoing instrument as his free act and deed and the free act and deed of the said corporation.

     Dated:
           ------------------------          --------------------------
                                             Notary Public

STATE OF FLORIDA
___________________, ss.

     Personally appeared before me Ralph E. Leonard, in his capacity as President of Central Energy Corporation, a Florida corporation, who, being duly sworn, declared that the foregoing was true and acknowledged that he execute the foregoing instrument as his free act and deed and the free act and deed of the said corporation.

                       See Attached Notary Acknowledgement

     Dated:
           ------------------------          --------------------------
                                             Notary Public

CMK/kem
CMK/47550/.AE8

                             NOTARY ACKNOWLEDGEMENT

STATE OF FLORIDA
COUNTY OF VOLUSIA

The foregoing instrument, President of Central Energy Corporation.
                          -----------------------------------------------
                                 (DESCRIPTION OF INSTRUMENT)

was acknowledged before me this 19th day of March, 1992,

by      - Ralph E. Leonard -
     -----------------------------
     (NAME OF PERSON ACKNOWLEDGED)

/ /  who is personally known to me, or

/X/  who has produced  Maine Dri Lic 7754017 as identification, and
                      ----------------------
                       (TYPE OF IDENTIFICATION)

who / / did  / /  did not take an oath.


                                                /s/ Diane Martin
                              --------------------------------------------------
                                 (SIGNATURE OF PERSON TAKING ACKNOWLEDGEMENT)


                                              Diane Martin - Notary
                              -------------------------------------------------
                               (NAME OF ACKNOWLEDGER TYPED, PRINTED OR STAMPED)
                                                (TITLE OR RANK)
                                                (SERIAL NUMBER, IF ANY)


                                    NOTARY PUBLIC, STATE OF FLORIDA.
                                    MY COMMISSION EXPIRES: APRIL 29, 1995.
                                    BONDED THRU NOTARY PUBLIC UNDERWRITERS.


(FOR INDIVIDUAL ACTING IN HIS/HER OWN RIGHT)

Charter #: 19860013LP                                           Page #: 1

                            LIST OF GENERAL PARTNERS


NAME OF LIMITED PARTNERSHIP:

          PERC Management Company Limited Partnership


NAME OF GENERAL PARTNER & ADDRESS:

          PERC, Inc.
          7000 Boulevard East, Guttenberg, NJ 07093


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


          Prepared by:  ld                Date: 12/10/92

                                    FILING FEE $40.00

           DOMESTIC                        19860013LP             $40.00
      LIMITED PARTNERSHIP                  --------------     -------------
                                              FILE NO.           FEE PAID

        STATE OF MAINE                                   FILED


  CERTIFICATE OF APPOINTMENT                         April 15, 1992
    OF REGISTERED AGENT AND                 ------------------------------
       REGISTERED OFFICE                         /s/ Gary Cooper
                                            ------------------------------
                                               Deputy Secretary of State


                                         A TRUE COPY WHEN ATTESTED BY SIGNATURE

    PERC MANAGEMENT COMPANY
      LIMITED PARTNERSHIP
---------------------------------
 (Name of Limited Partnership)                 --------------------------
                                                Deputy Secretary of State


Pursuant to 31 MRSA Section 524.1.C.1.a., the undersigned limited partnership formed under the laws of the State of Maine on (date) AUGUST 15, 1985 advises you of the following:

          The name of the Registered Agent, an individual Maine resident or a corporation, foreign or domestic, authorized to do business or carry on activities in Maine, and the address of the registered office shall be

                     FLOYD M. GENT C/O KTI OPERATIONS, INC.
          ----------------------------------------------------------------------
                                          (name)

                     56 INDUSTRIAL PARK ROAD, SUITE 4, SACO, MAINE 04072
          ----------------------------------------------------------------------
          (physical location - street (not P.O. Box), city, state and zip code)


          ----------------------------------------------------------------------
                           (mailing address if different from above)


GENERAL PARTNER(S)*                     DATED  FEBRUARY 19, 1992

------------------------------------    ----------------------------------------
           (signature)                            (type or print name)


FOR GENERAL PARTNER(S) WHICH ARE ENTITIES

Name of Entity PERC, INC.


By       /s/ Martin J. Sergi            MARTIN J. SERGI - VICE PRESIDENT
   -------------------------------      ----------------------------------------
         (authorized signature)            (type of print name and capacity)

*Certificate must be signed by at least one general partner (Section 424.1.B). The execution of the certificate constitutes an oath or affirmation, under the penalties of false swearing under Title 17-A, section 452, that, to the best of the signers' knowledge and belief, the facts stated in the certificate are true (Section 424.3.).

      SUBMIT COMPLETED FORMS TO: SECRETARY OF STATE, STATION #101, AUGUSTA,
                                  ME 04333-0101
                                      ATTN: CORPORATE EXAMINING SECTION
FORM NO. MLPA-3C 92                             TEL. (207) 289-4195

               BUREAU OF CORPORATIONS, ELECTIONS, AND COMMISSIONS


                            DEPARTMENT OF          Janet E. Waldron
                       THE SECRETARY OF STATE      ASSISTANT SECRETARY OF STATE

[LOGO]
G. William Diamond        February 10, 1992        Gary Cooper
SECRETARY OF STATE                                 DEPUTY SECRETARY OF STATE

                                                               19860013LP

PERC Management Group
PERC, Inc., General Partner

411 Hackensack Ave.
Hackensack, NJ 07601


Dear Sir:

     Pursuant to Title 31 M.R.S.A. Section 524.1.C.1.a all limited partnerships formed in the State of Maine prior to January 1, 1992 must appoint a registered agent and registered office by APRIL 1, 1992.

     Please find enclosed form MLPA-3C, Certificate of Appointment of Registered Agent and Registered Office, for this purpose. This form must be completed and returned to our office with the $40.00 filing fee. If assistance in completing the form is required, please contact the Corporate Examining Section of our office at (207) 289-4195.

     Failure to appoint a registered agent and registered office by April 1, 1992 will result in the suspension of your certificate of limited partnership.


                              Sincerely,

                              /s/ Rebecca M. Wyke

                              Rebecca Wyke
                              Director of Corporations

Enclosure


    STATE HOUSE STATION #101, AUGUSTA, MAINE 04333-0101, TEL. (207) 289-3676

               BUREAU OF CORPORATIONS, ELECTIONS, AND COMMISSIONS


                            DEPARTMENT OF          Janet E. Waldron
                       THE SECRETARY OF STATE      ASSISTANT SECRETARY OF STATE

[LOGO]
Bill Diamond                                       Gary Cooper
SECRETARY OF STATE                                 DEPUTY SECRETARY OF STATE

                                                   19860013LP
                                                   1933019650006

PERC MANAGEMENT COMPANY LIMITED PARTNERSHIP
FLOYD M. GENT, Registered Agent
C/O KTI OPERATIONS, INC.
56 INDUSTRIAL PARK ROAD, SUITE 4
SACO ME 04072


     The above named limited partnership was reinstated effective 10/27/1993.


                              /s/ Rebecca M. Wyke
                              -----------------------
                              Rebecca Wyke
                              Director of Corporations


               STATE HOUSE STATION #101, AUGUSTA, MAINE 04333-0101

               BUREAU OF CORPORATIONS, ELECTIONS, AND COMMISSIONS

                            DEPARTMENT OF          Janet E. Waldron
                       THE SECRETARY OF STATE      ASSISTANT SECRETARY OF STATE

[LOGO]
Bill Diamond                                       Gary Cooper
SECRETARY OF STATE                                 DEPUTY SECRETARY OF STATE

                                                   19860013LP
                                                   1932389850004

PERC MANAGEMENT COMPANY LIMITED PARTNERSHIP
FLOYD M. GENT, Registered Agent
C/O KTI OPERATIONS, INC.
56 INDUSTRIAL PARK ROAD, SUITE 4
SACO ME 04072

     Please be advised that your certificate of limited partnership has been suspended pursuant to Title 31 M.R.S.A. Section 530 (1) for failure to file the 1993 Annual Report and to pay the $60.00 filing fee and penalty owed. A limited partnership, while suspended, may not engage in business in the State of Maine.

     Our records indicate that you were notified of this impending suspension on 06/25/1993. In order to reinstate your limited partnership at this time, you must file the 1993 Annual Report with the $60.00 filing fee and the reinstatement fee of $125.00.

     If you have any questions concerning this matter or require assistance in reinstating your limited partnership, please contact the Reporting and Information Section of our office at (207) 287-4190.

     Dated this TWENTY-FIFTH day of AUGUST, 1993.

                                      /s/ Rebecca M. Wyke
                                      -----------------------
                                      Rebecca Wyke
                                      Director of Corporations

               STATE HOUSE STATION #101, AUGUSTA, MAINE 04333-0101

               BUREAU OF CORPORATIONS, ELECTIONS, AND COMMISSIONS

                            DEPARTMENT OF          Janet E. Waldron
                       THE SECRETARY OF STATE      ASSISTANT SECRETARY OF STATE

[LOGO]
Bill Diamond                                       Gary Cooper
SECRETARY OF STATE            06/25/1993           DEPUTY SECRETARY OF STATE

                                                   19860013LP

PERC MANAGEMENT COMPANY LIMITED PARTNERSHIP
FLOYD M. GENT, Registered Agent
C/O KTI OPERATIONS, INC.
56 INDUSTRIAL PARK ROAD, SUITE 4
SACO ME 04072

RE:  FAILURE TO FILE ANNUAL REPORT

     Our records indicate that you have not yet filed your 1993 Annual Report for the year ending December 31, 1992, which was due in our office on or before June 1, 1993 along with the filing fee of $60.00. We are therefore required by Title 31 M.R.S.A. Section 530 (1) to assess a late filing penalty of $25.00.

     Failure to file the Annual Report with the $60.00 filing fee and the $25.00 penalty due within 60 days of the date of this notice will result in the suspension of your certificate of limited partnership.

     A report form has been enclosed for your use. If you have any questions concerning this matter, please contact the Reporting and Information Section of our office at (207) 287-4190.

                              Sincerely,

                              /s/ Rebecca M. Wyke
                              Rebecca Wyke
                              Director of Corporations


Enclosure

               STATE HOUSE STATION #101, AUGUSTA, MAINE 04333-0101

             [LOGO]                    FILING FEE $20.00 FOR EACH LIMITED
                                       PARTNERSHIP LISTED
            DOMESTIC
       LIMITED PARTNERSHIP               File No. 19860013LP Pages 1
                                         Fee Paid  $  20.00
         STATE OF MAINE                  DCN  1933121400007  RO
                                         ----------------FILED------------------
NOTIFICATION BY REGISTERED AGENT                     11/08/1993
        OF CHANGE IN NAME
      OR REGISTERED OFFICE                            /s/ Gary Cooper
                                               ------------------------------
     PERC MANAGEMENT COMPANY                     Deputy Secretary of State
       LIMITED PARTNERSHIP
---------------------------------         A TRUE COPY WHEN ATTESTED BY SIGNATURE
  (Name of Limited Partnership)

                                              ------------------------------
                                                Deputy Secretary of State

/ / Names of additional limited partnerships to which a copy of this notice has been sent to a general partner thereof, are attached hereto as Exhibit ____, and made as part hereof.


Pursuant to 31 MRSA Section 407.2.B., the undersigned gives notice of a change of registered agent's name and/or registered office address of each limited partnership listed herein:

FIRST: Name of registered agent appearing on the record in the Secretary of State's office FLOYD M. GENT


SECOND:   New name of registered agent (if no change, so indicate)  NO CHANGE


THIRD: Address of registered office appearing on the record in the Secretary of State's office

          C/O KTI OPERATIONS, INC., 56 INDUSTRIAL PARK ROAD, SUITE 4, SACO,
                                         ME 04072
          ----------------------------------------------------------------------
                              (street, city, state and zip code)

FOURTH:   New address of registered office (if no change, so indicate)

          C/O KTI ENVIRONMENTAL GROUP, INC., SUITE 402, TWO CITY CENTER.
          ----------------------------------------------------------------------
          (physical location - Street (not P.O. Box), city, state and zip code)

          PORTLAND, MAINE 04101
          ----------------------------------------------------------------------
                         (mailing address if different from above)

[LOGO]                                      Filing Fee $20.00

              DOMESTIC                          File No. 19860013LP Pages 2
        LIMITED PARTNERSHIP                     Fee Paid $   20.00
                                                DCN   1951441300005 AGRO
           STATE OF MAINE                       -----------FILED--------------
                                                        05/22/1995
  CHANGE OF REGISTERED AGENT ONLY
                 OR                                  /s/ Gary Cooper
      CHANGE OF REGISTERED AGENT                ---------------------------
         AND REGISTERED OFFICE                   Deputy Secretary of State

                                          A TRUE COPY WHEN ATTESTED BY SIGNATURE

PERC MANAGEMENT COMPANY Limited
   Partnership
--------------------------------------         ---------------------------
     Name of Limited Partnership                Deputy Secretary of State

Pursuant to 31 MRSA Section 422.3.C., the undersigned limited partnership gives notice of the following change(s):

FIRST: The name of the registered agent and the address of the registered office appearing on the record in the Secretary of State's office are

             FLOYD M. GENT C/O KTI ENVIRONMENTAL GROUP, INC.
          ----------------------------------------------------------------------
                                       (name)

             Suite 402 TWO CITY CENTER, PORTLAND, MAINE 04101
          ----------------------------------------------------------------------
                        (street, city, state and zip code)

SECOND: The name of its successor registered agent, an individual Maine resident or a corporation, foreign or domestic, authorized to do business or carry on activities in Maine, and the address of the new registered office shall be

             BRADLEY HUGHES
          ----------------------------------------------------------------------
                                       (name)

             KTI, INC., 110 MAIN STREET, SUITE #1303, SACO, MAINE 04072
          ----------------------------------------------------------------------
           (physical location - street (not P.O. Box), city, state and zip code)

          ----------------------------------------------------------------------
                      (mailing address if different from above)

                                    EXHIBIT A


           DOMESTIC                         Filing Fee $250.00
     LIMITED PARTNERSHIP
                                                File No. 19860013LP Pages 4
        STATE OF MAINE                          Fee Paid $ 250

    RESTATED CERTIFICATE OF                     DCN   1981691500037 REST
      LIMITED PARTNERSHIP                       -----------FILED-------------
                                                  18-JUN-98

                                                    /s/ Nancy B. Kelleher
                                                -----------------------------
                                                  Deputy Secretary of State

                                          A TRUE COPY WHEN ATTESTED BY SIGNATURE

                                               ------------------------------
                                                 Deputy Secretary of State

PERC Management Company Limited Partnership
-----------------------------------------------------------------
(Name of Limited Partnership as it appears on the record of the Secretary of State)

Pursuant to 31 MRSA Section 422.6., the undersigned adopt(s) the following restated certificate of limited partnership:

FIRST: The name of the limited partnership has been changed to (if no change, so indicate)

              No change
          ----------------------------------------------------------------------
          (The name must contain one of the following: "Limited Partnership", "L.P." or "LP"; Section 403.1.A and Section 524.1.B.)

SECOND: The date of filing of the initial certificate of limited partnership May 20, 1986 and the name under which it was originally filed PERC Management Company

THIRD: The name of the Registered Agent, an individual Maine resident or a corporation, foreign or domestic, authorized to do business or carry on activities in Maine, and the address of the registered office are

               Bradley Hughes
          ----------------------------------------------------------------------
                                         (name)

              c/o KTI, Inc.
              110 Main Street, Suite 1303, Saco, Maine 04072
          ----------------------------------------------------------------------
           (physical location - street (not P.O. Box), city, state and zip code)

          ----------------------------------------------------------------------
                          (mailing address if different from above)

FOURTH: The name and business, residence or mailing address of each general partner is:

                    NAME                                      ADDRESS
                                                   7000 Boulevard East
          PERC, Inc.                               Guttenberg, NJ 07093
          -------------------------                -----------------------------
          -------------------------                -----------------------------
          -------------------------                -----------------------------

          / / Names and addresses of additional general partners are attached hereto as Exhibit _____, and made a part hereof.

FIFTH: Other provisions of this certificate, if any, that the partners determine to include are set forth in Exhibit A attached hereto and made a part hereof.

DATED  6-4-98

GENERAL PARTNER(S)*

--------------------------------------     -------------------------------------
            (signature)                            (type or print name)


--------------------------------------     -------------------------------------
            (signature)                            (type or print name)


--------------------------------------     -------------------------------------
            (signature)                            (type or print name)

FOR GENERAL PARTNER(S) WHICH ARE ENTITIES

Name of Entity      PERC, Inc.
               -----------------------------------------------------------------

By    /s/ Martin. J. Sergi                       MARTIN J. SERGI PRESIDENT
    -----------------------------------    -------------------------------------
         (authorized signature)              (type or print name and capacity)

Name of Entity
               -----------------------------------------------------------------

By
    ----------------------------------     -------------------------------------
         (authorized signature)               (type or print name and capacity)

Name of Entity
               -----------------------------------------------------------------

By
    ----------------------------------     -------------------------------------
          (authorized signature)              (type or print name and capacity)

* Certificate must be signed by at least one general partner and by each other general partner designated as a new general partner by this restated certificate (Section 424.1.B.). The execution of the certificate constitutes an oath or affirmation, under the penalties of false swearing under Title 17-A, section 453, that, to the best of the signers' knowledge and belief, the facts stated in the certificate are true (Section 424.3.).

   SUBMIT COMPLETED FORMS TO: CORPORATE EXAMINING SECTION, SECRETARY OF STATE,
                                 101 STATE HOUSE STATION, AUGUSTA, ME 04333-0101
FORM NO. MLPA-6A Rev. 7/96                      TEL. (207) 287-4195

                               THIRD AMENDMENT TO
             FIRST AMENDED AND RESTATED AGREEMENT AND CERTIFICATE OF
                 LIMITED PARTNERSHIP OF PERC MANAGEMENT COMPANY,
               RENAMED PERC MANAGEMENT COMPANY LIMITED PARTNERSHIP

THIRD AMENDMENT made as of this 2nd day of January, 1998 to the FIRST AMENDED AND RESTATED AGREEMENT AND CERTIFICATE OF LIMITED PARTNERSHIP OF PERC MANAGEMENT COMPANY, as amended (the "Partnership Agreement"), by and among the undersigned, being all of the Partners, both General and Limited, of PERC Management Company (the "Partnership").

WHEREAS, the Partnership exists pursuant to the Partnership Agreement dated May 14, 1986 and filed with the office of the Secretary of State of Maine on May 20, 1986, as amended by the First and Second Amendments to the Partnership Agreements dated February 26, 1992 and March 18, 1982; and

WHEREAS, the Partners of the Partnership desire to amend the partnership Agreement in order to provide for a change in the percentage of ownership interests between PERC, Inc. and KTI Limited Partners, Inc.; and

WHEREAS, the Partners of the Partnership desire to adopt a form of Restated Certificate of Limited Partnership in the form attached to simplify the Partnership's filings with the Maine Secretary of State.

NOW THEREFORE, in consideration of the mutual covenants contained herein and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

1. Section 5.1 of the Partnership Agreement is amended to read in its entirety as follows:

          5.1 NET CASH FLOW. Commencing on the date hereof and continuing through the term of the Partnership, the Partnership shall distribute Net Cash Flow as follows: 87.3 percent to PERC, Inc. and 12.7 percent to KTI Limited Partners, Inc.

2. That the Partnership adopt the form of Restated Certificate in the form attached hereto as Exhibit A to be filed with the Maine Secretary of State.

3. This Agreement shall be deemed to be effective for all purposes as of January 1, 1998. Except as hereby expressly amended, the partnership Agreement, as previously amended, is reaffirmed.

4. This Agreement may be executed in counterparts, each one of which shall be considered an original, and all of which, when taken together, shall constitute one and the same agreement.

IN WITNESS WHEREOF, the undersigned have executed the foregoing instrument as of the date and year first above written.

                                                     GENERAL PARTNER

                                                     PERC, Inc. [Delaware]

                                                     By: /s/ Martin J. Sergi
                                                         -----------------------
                                                         Martin J. Sergi
                                                         Its President and
                                                         Chief Financial Officer


                                                     LIMITED PARTNER

                                                     KTI Limited Partners, Inc.

                                                     By: /s/ Martin J. Sergi
                                                         -----------------------
                                                         Its President

              DOMESTIC                      Filing Fee $20.00
        LIMITED PARTNERSHIP
                                                File No. 19860013LP Pages 2
          STATE OF MAINE                        Fee Paid $ 20
                                                DCN   2021641400143 AGRO
      CHANGE OF REGISTERED AGENT                -----------FILED--------------
              ONLY OR                               06/03/2002
      CHANGE OF REGISTERED AGENT
         AND REGISTERED OFFICE                       /s/ Julie L. Flynn
                                                ---------------------------
                                                 Deputy Secretary of State

                                          A TRUE COPY WHEN ATTESTED BY SIGNATURE

Perc Management Company Limited Partnership
-------------------------------------------     ---------------------------
         (Name of Limited Partnership)           Deputy Secretary of State

Pursuant to 31 MRSA Section 407.2 and Section 422.3.D., the undersigned limited partnership gives notice of the following change(s):

FIRST: The name of the registered agent and the address of the registered office appearing on the record in the Secretary of State's office are

                                   Bradley Hughes
          ----------------------------------------------------------------------
                                       (name)

                 c/o KTI, Inc. 110 Main Street, Suite #103, Saco, ME 04072
          ----------------------------------------------------------------------
                            (street, city, state and zip code)

SECOND: The name of its successor registered agent, an individual Maine resident or a corporation, foreign or domestic, authorized to do business or carry on activities in Maine, and the address of the new registered office shall be

                               CT Corporation System
          ----------------------------------------------------------------------
                                       (name)

                          One Portland Square, Portland, Maine 04101
          ----------------------------------------------------------------------
                 (physical location (not P.O. Box), city, state and zip code)

          ----------------------------------------------------------------------
                          (mailing address if different from above)

DATED May 29, 2002

GENERAL PARTNER(S)*

--------------------------------------     -------------------------------------
          (signature)                                (type or print name)

FOR GENERAL PARTNER(S) WHICH ARE ENTITIES

Name of Entity      PERC, Inc.
               -----------------------------------------------------------------

By   /s/ Richard A. Norris                     Richard A. Norris, Treasurer
    ----------------------------------     -------------------------------------
         (authorized signature)              (type or print name and capacity)

THE FOLLOWING SHALL BE COMPLETED BY TITLE REGISTERED AGENT UNLESS THIS DOCUMENT IS ACCOMPANIED BY FORM MLPA-18 (Section 407.1-A.).

The undersigned hereby accepts the appointment as registered agent for the above named limited partnership.

REGISTERED AGENT                           DATED
                                                 -------------------------

--------------------------------------     -------------------------------------
             (signature)                            (type or print name)

FOR REGISTERED AGENT WHICH IS A CORPORATION

Name of Corporation      CT Corporation System
                    ------------------------------------------------------------

                                                     TAMMY TOFTEROO
By   /s/ Tammy Tofteroo                              VICE PRESIDENT
    ----------------------------------     -------------------------------------
        (authorized signature)                (type or print name and capacity)

* Certificate MUST be signed by
  (1) at least one GENERAL PARTNER OR
  (2) any duly authorized person.
The execution of the certificate constitutes an oath or affirmation under the penalties of false swearing under Title 17-A, section 453.

   SUBMIT COMPLETED FORMS TO: CORPORATE EXAMINING SECTION, SECRETARY OF STATE,
                            101 STATE HOUSE STATION, AUGUSTA, ME 04333-0101
FORM NO. MLPA-3 Rev. 8/2000                   TEL. (207) 287-4195

                                           Filing Fee $35.00
                                           (If amending ONLY Item FOURTH filing
                                              fee $20.00)
               DOMESTIC                         File No. 19860013LP Pages 2
         LIMITED PARTNERSHIP                    Fee Paid $ 20
                                                DCN   2021651400005 GPAD
                                                -----------FILED------------
                                                       06/03/2002
            STATE OF MAINE
                                                       /s/ Julie L. Flynn
                                                ----------------------------
                                                 Deputy Secretary of State
       CERTIFICATE OF AMENDMENT
                                          A TRUE COPY WHEN ATTESTED BY SIGNATURE

Perc Management Company Limited Partnership
-------------------------------------------       ----------------------------
      (Name of Limited Partnership)                Deputy Secretary of State

Pursuant to 31 MSRA Section 422, the undersigned limited partnership executes and delivers for filing this certificate of amendment:

FIRST: The name of the limited partnership has been changed to (if no change, so indicate)

          No Change
          ----------------------------------------------------------------------
            (The name must contain one of the following: "Limited Partnership",
              "L.P." or "LP"; Section 403.1.A and  Section 524.1.B.)

SECOND: The name and business, residence or mailing address of each NEW general partner is (if no change, so indicate):

                     NAME                                ADDRESS

          No Change
          ----------------------------     -------------------------------------
          ----------------------------     -------------------------------------
          ----------------------------     -------------------------------------

          / / Names and addresses of additional new general partners are attached hereto to Exhibit ___, and made a part hereof.

THIRD: The name of each WITHDRAWING general partner is (if no change, so indicate):

          No Change
          ----------------------------------------------------------------------
          ----------------------------------------------------------------------
          ----------------------------------------------------------------------

          / / Names of additional withdrawing general partners attached hereto as Exhibit ____, and made a part hereof.

FOURTH: If the business, residence or mailing address of any general partner has changed, the new address is (if no change, so indicate):

                     NAME                              NEW ADDRESS

          Perc, Inc.                       110 Main Street, Suite 1308, Saco, ME
                                           04072
          ----------------------------     -------------------------------------
          ----------------------------     -------------------------------------
          ----------------------------     -------------------------------------

          / / Names and new addresses of general partners are attached hereto as Exhibit ____, and made a part hereof.

FII Other amendments to the certificate, if any, that the partners determine to adopt are set forth in Exhibit ___ attached hereto and made a part hereof.

DATED  May 28, 2002

GENERAL PARTNER(S)*

--------------------------------------     -------------------------------------
           (signature)                                (type or print name)

--------------------------------------     -------------------------------------
           (signature)                                (type or print name)

--------------------------------------     -------------------------------------
           (signature)                                (type or print name)

FOR GENERAL PARTNER(S) WHICH ARE ENTITIES

Name of Entity      Perc, Inc.
               -----------------------------------------------------------------

By    /s/ Richard A. Norris                    Richard A. Norris, Treasurer
    ----------------------------------     -------------------------------------
         (authorized signature)              (type or print name and capacity)

Name of Entity
               -----------------------------------------------------------------

By
    ----------------------------------     -------------------------------------
         (authorized signature)              (type or print name and capacity)

Name of Entity
               -----------------------------------------------------------------

By
    ----------------------------------     -------------------------------------
         (authorized signature)              (type or print name and capacity)

* Certificate MUST be signed by
  (1) at least one GENERAL PARTNER AND
  (2) each NEW GENERAL PARTNER OR
  (2) any duly authorized person.
The execution of the certificate constitutes an oath or affirmation under the penalties of false swearing under Title 17-A, section 453.

   SUBMIT COMPLETED FORMS TO: CORPORATE EXAMINING SECTION, SECRETARY OF STATE,
                            101 STATE HOUSE STATION, AUGUSTA, ME 04333-0101
FORM NO. MLPA-9 Rev. 4/16/2001               TEL. (207) 624-7740